File Nos. 33-1857 and 811-4503

             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                          FORM N-1A
    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933[ X ]
     Pre-Effective Amendment No.   -------     [   ]
     Post-Effective Amendment No.   20         [ X ]

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                              OF 1940 [ X ]
               Amendment No.    21             [ X ]

                    TAX-FREE TRUST OF ARIZONA
       (Exact Name of Registrant as Specified in Charter)

                 380 Madison Avenue, Suite 2300
                    New York, New York 10017
            (Address of Principal Executive Offices)

                         (212) 697-6666
                (Registrant's Telephone Number)

                        EDWARD M.W. HINES
                 Hollyer Brady Smith & Hines LLP
                  551 Fifth Avenue, 27th Floor
                    New York, New York 10176
            (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
 ---
[___] immediately upon filing pursuant to paragraph (b)
[_X_] on October 24, 2001 pursuant to paragraph (b)
[___] 60 days after filing pursuant to paragraph (a)(i)
[___] on (date) pursuant to paragraph (a)(i)
[___] 75 days after filing pursuant to paragraph (a)(ii)
[___] on (date) pursuant to paragraph (a)(ii) of Rule 485.
[___] This post-effective amendment designates a new effective date for a previous post-effective amendment.

LOGO
AQUILAsm Group of Funds


                            Tax-Free Trust of Arizona
                         380 Madison Avenue, Suite 2300
                               New York, NY 10017
                                  800-437-1020
                                  212-697-6666

                                   Prospectus

Class A Shares                                     October 24, 2001
Class C Shares



Tax-Free Trust of Arizona is a mutual fund that seeks to provide you as high a level of current income exempt from Arizona state and regular Federal income taxes as is consistent with preservation of capital. The Trust invests in municipal obligations that pay interest exempt from Arizona state and regular Federal income taxes and are of investment grade quality.


For purchase, redemption or account inquiries contact the Trust's Shareholder Servicing Agent:

             PFPC Inc.* 400 Bellevue Parkway * Wilmington, DE 19809
                           Call 800-437-1000 toll free

                    For general inquiries & yield information
                   Call 800-437-1020 toll free or 212-697-6666

The Securities and Exchange Commission has not approved or disapproved the Trust's securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS


The Trust's Objective, Investment Strategies
and Main Risks...............................
Risk/Return Bar Chart and Performance Table .
Fees and Expenses of the Trust...............
Investment of the Trust's Assets.............
Trust Management.............................
Net Asset Value per Share....................
Purchases ...................................
Redeeming Your Investment....................
Alternate Purchase Plans.....................
Dividends and Distributions..................
Tax Information..............................
Financial Highlights.........................

           The Trust's Objective, Investment Strategies and Main Risks

"What is the Trust's objective?"

         The Trust's objective is to provide you as high a level of current income exempt from Arizona state and regular Federal income taxes as is consistent with preservation of capital.

"What is the Trust's investment strategy?"

         The Trust invests in tax-free municipal obligations which pay interest exempt from Arizona state and regular Federal income taxes. We call these "Arizona Obligations." In general, all or almost all of these obligations are issued by the State of Arizona, its counties and various other local authorities; at least 65% of the portfolio will always consist of obligations of these issuers. These obligations can be of any maturity, but the Trust's average portfolio maturity has traditionally been between 10 and 20 years.

         At the time of purchase, the Trust's Arizona Obligations must be of investment grade quality. This means that they must either

* be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

* if unrated, be determined to be of comparable quality by the Trust's Sub-Adviser, Banc One Investment Advisors Corporation.

         The Sub-Adviser selects obligations for the Trust's portfolio to best achieve the Trust's objectives. The Sub-Adviser evaluates specific obligations for purchase by considering various characteristics including quality, maturity and coupon rate.

         The interest paid on certain types of Arizona Obligations may be subject to the Federal alternative minimum tax ("AMT"). As a fundamental policy of the Trust at least 80% of the Trust's net assets must be invested in tax-exempt Arizona Obligations whose interest is not subject to AMT.

"What are the main risks of investing in the Trust?"

         Among the risks of investing in shares of the Trust and its portfolio of securities are the following:

         Loss of money is a risk of investing in the Trust.

         The Trust's assets, being primarily or entirely Arizona issues, are subject to economic and other conditions affecting Arizona. Adverse local events, such as a downturn in the Arizona economy, could affect the value of the Trust's portfolio.

         There are two types of risk associated with any fixed-income debt securities such as Arizona Obligations: interest rate risk and credit risk.

* Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities, including Arizona Obligations, will normally decline. All fixed-rate debt securities, even the most highly rated Arizona Obligations, are subject to interest rate risk. Arizona Obligations with longer maturities generally have a more pronounced reaction to interest rate changes than shorter-term securities.

* Credit risk relates to the ability of the particular issuers of the Arizona Obligations the Trust owns to make periodic interest payments as scheduled and ultimately repay principal at maturity.

         An investment in the Trust is not a deposit in Banc One Investment Advisors Corporation, Bank One Arizona, NA, Banc One Corporation or any of its bank or non-bank affiliates or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         The Trust is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a particular issuer and may therefore not have as much diversification among securities, and thus diversification of risk. In general, the more the Trust invests in the securities of specific issuers, the more the Trust is exposed to risks associated with investments in those issuers.

                            TAX-FREE TRUST OF ARIZONA
                   RISK/RETURN BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide an indication of the risks of investing in Tax-Free Trust of Arizona by showing changes in performance of the Trust's Class A Shares from year to year over a ten-year period and by showing how the Trust's average annual returns for one year, five years, ten years and the period since inception compare to a broad measure of market performance. How the Trust has performed in the past is not necessarily an indication of how the Trust will perform in the future.



[Bar Chart]
Annual Total Returns
1991-2000

20%
18%
16%                       15.32
14%                        XXXX
12% 11.67       11.04      XXXX
10% XXXX  9.48  XXXX       XXXX                         9.10
 8% XXXX  XXXX  XXXX       XXXX        8.37             XXXX
 6% XXXX  XXXX  XXXX       XXXX        XXXX  5.60       XXXX
 4% XXXX  XXXX  XXXX       XXXX  3.60  XXXX  XXXX       XXXX
 2% XXXX  XXXX  XXXX       XXXX  XXXX  XXXX  XXXX       XXXX
 0% XXXX  XXXX  XXXX       XXXX  XXXX  XXXX  XXXX       XXXX
-2                    XXXX                        -1.96
-4%                   XXXX
-6%                  -5.34
  1991 1992  1993    1994  1995  1996  1997  1998  1999 2000

During the 10-year period shown in the bar chart, the highest return for a quarter was 6.46% (quarter ended March 31, 1995) and the lowest return for a quarter was -5.43% (quarter ended March 31, 1994).

The year-to-date (from January 1, 2001 to September 30, 2001) total return was 5.32% for Class A Shares and 4.66% for Class C Shares.

Note: The Trust's Class A Shares are sold subject to a maximum 4% sales load which is not reflected in the bar chart. If the sales load were reflected, returns would be less than those shown above.


                            Average Annual Total Return

                                                         Since
For the period          1 Year     5 Years  10 Years  inception
ended December 31, 2000

Tax-Free Trust of Arizona
Class A Shares(1)        4.74%    4.00%     6.07%     6.62% (03/13/86)

Tax-Free Trust of Arizona
Class C Shares           7.03%(2)  N/A       N/A      4.60% (04/01/96)

Lehman Brothers Quality
Intermediate Municipal
Bond Index(3)            8.63%     5.47%     6.59%    6.62% (Class A)(4)
                                                      5.81% (Class C)(5)

(1) The average annual total returns shown for Class A shares reflect the maximum 4% sales load.

(2) The average annual total return for Class C shares for one year assumes redemption at the end of the year and payment of 1% CDSC.

(3) The Lehman Brothers Quality Intermediate Municipal Bond Index is nationally oriented and consists of an unmanaged mix of investment-grade intermediate-term municipal securities of issuers throughout the United States.

(4) The Lehman Index commenced on January 1, 1987

(5) From commencement of new class of shares on April 1, 1996.

                            TAX-FREE TRUST OF ARIZONA
                         FEES AND EXPENSES OF THE TRUST

This table describes the fees and expenses that you may pay if you buy and hold shares of the Trust.

                                      Class A     Class C
                                      Shares      Shares
Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases.....
(as a percentage of offering price)     4.00%       None

Maximum Deferred Sales Charge (Load)...None(1)     1.00%(2)
(as a percentage of the lesser of
redemption value or purchase price)

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends or
Distributions
 (as a percentage of offering price)....None        None
Redemption Fees.........................None        None
Exchange Fee............................None        None

Annual Trust Operating Expenses (expenses that are deducted from the Trust's assets)

Management Fee  ...................     0.40%       0.40%
Distribution (12b-1) Fee                0.15%       0.75%
All Other Expenses:
 Service Fee......................None          0.25%
 Other Expenses (3)...............0.16%         0.16%
 Total All Other Expenses (3)...........0.16%       0.40%
Total Annual Trust
 Operating Expenses (3).................0.71%       1.55%

 (1) If you buy Class A Shares in transactions of $1 million or more there is no sales charge but you will be subject to a contingent deferred sales charge of up to 1% if you redeem your shares during the first two years after purchase and
0.50 of 1% during the third and fourth years after purchase.

(2) A contingent deferred sales charge of 1% is imposed on the redemption proceeds of the shares if redeemed during the first 12 months after purchase.

(3) Does not reflect an offset in Trust expenses received in the year ended June 30, 2001 for uninvested cash balances. Reflecting this offset for that year, other expenses, all other expenses and total annual Trust operating expenses were 0.13%, 0.13% and 0.68%, respectively, for Class A Shares; for Class C Shares, these expenses were 0.13%, 0.38% and 1.53%, respectively.


Example

This Example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Trust for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and distributions, and that the Trust's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                      1 year   3 years   5 years   10 years

Class A Shares........$470     $618      $779      $1,247
Class C Shares........$259     $493      $850      $1,417(4)

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares........$159    $493      $850      $1,417(4)

  (4) Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. Over time, long-term Class C Shareholders could pay the economic equivalent of an amount that is more than the maximum front-end sales charge allowed under applicable regulations because of the 12b-1 fee and service fee. Because these fees are paid out of the Trust's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                        Investment of the Trust's Assets

"Is the Trust right for me?"

         The shares of the Trust are designed to be a suitable investment for individuals, corporations, institutions and fiduciaries who seek income exempt from Arizona state and regular Federal income taxes.

Arizona Obligations

         The Trust invests in Arizona Obligations, which are a type of municipal obligation. They pay interest which bond counsel or other appropriate counsel deems to be exempt from regular Federal and State of Arizona income taxes. They include obligations of Arizona issuers and certain non-Arizona issuers, of any maturity.

         The obligations of non-Arizona issuers that the Trust can purchase as Arizona Obligations are those issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. Interest paid on these obligations is currently exempt from regular Federal and Arizona income taxes. The Trust purchases the obligations of these issuers only when obligations of Arizona issuers with the appropriate characteristics of quality, maturity and coupon rate are unavailable.

Municipal Obligations

         Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.

         There are two principal classifications of municipal obligations:
"notes" and "bonds." Notes generally have maturities of one year or less, while bonds are paid back over longer periods.

         The various public purposes for which municipal obligations are issued include:

     *    obtaining funds for general operating expenses,

     *    refunding outstanding obligations,

     * obtaining funds for loans to other public institutions and facilities, and

     * funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

Municipal obligations include:

     *    tax, revenue or bond anticipation notes,

     *    construction loan notes,

     *    project notes, which sometimes carry a U.S. government guarantee,

     *    municipal  lease/purchase   agreements,   which  are  similar  to
          installment purchase contracts for property or equipment, and

     *    floating and variable rate demand notes.

[Picture Page]

[picture]
Salt River Project - Roosevelt Dam
[picture]
Tucson Water System
[picture]
Sky Harbor International Airport - Terminals 3 & 4
[picture]
Sewer Facility - Sedona
[LOGO]
Tax-Free Trust of Arizona
[Logo]
Scottsdale General Obligation Bond for Goldwater Blvd, Thoroughfare
[picture]
Tucson Medical Center - Arizona Science Center
[picture]
Scottsdale Civic Center - houses a public library, police station and courts [picture] Sandra Day O'Connor Elementary School, Mesa


The Trust invests in tax-free municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Arizona. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. The municipal obligations that financed these particular projects were included in the Trust's portfolio as of September 10, 2001 and together represented 15.48% of the Trust's portfolio. Since the portfolio is subject to change, the Trust may not necessarily own these specific securities at the time of the delivery of this Prospectus.

"What factors may affect the value of the Trust's investments and their yields?"

         Change in prevailing interest rates is the most common factor that affects the value of the obligations in the Trust's portfolio. Any such change may have different effects on short-term and long-term Arizona Obligations. Long-term obligations (which usually have higher yields) may fluctuate in value more than short-term ones. Thus, the Trust may shorten the average maturity of its portfolio when it believes that prevailing interest rates may rise. While this strategy may promote one part of the Trust's objective, preservation of capital, it may also result in a lower level of income.

"What are the main risk factors and special considerations regarding investment in Arizona Obligations?"

         The following is a discussion of the general factors that might influence the ability of Arizona issuers to repay principal and interest when due on the Arizona Obligations that the Trust owns. The Trust has derived this information from sources that are generally available to investors and believes it to be accurate, but it has not been independently verified and it may not be complete.

         The composition of the Arizona economy has changed significantly in recent years. Arizona's economy, once based on the 4 C's of cattle, copper, citrus and cotton, now enjoys a diversified economy with services, retail trade, government and manufacturing each contributing. As mining and agriculture have diminished in importance, the finance, insurance and real estate sectors have increased in contributing to the state's gross product. Likewise, tourism accounts for a significant share of the Arizona economy. The manufacturing mix is concentrated in high technology, with the largest concentration in electronic components. Also, exports to Mexico play an important role in the Arizona economy.

         Economic growth in the state has been driven in part by population growth. Arizona has been one of the fastest-growing states during the past decade, primarily in the Phoenix and Tucson metropolitan areas. Arizona is a favorite destination for retirees. The growth of the elderly population is expected to increase rapidly, as the Baby Boom generation reaches retirement. In addition, the proportion of retirees to individuals under age 20 is expected to remain high.

         Along with substantial population gains has come significant job growth. Both the national and Arizona unemployment rates have trended downward each year since 1992. Fast growth and the low unemployment rate have resulted in a tight labor market. Because California has been the chief source of population inflow to Arizona, an improving California economy could limit the supply of labor in the future. Labor shortages are expected to put pressure on business expansion and employment growth in the state.

         The Arizona Legislature and other public bodies are continually addressing the problems associated with growth; that is, air quality, transportation and public infrastructure. Whether municipalities can maintain fiscal stability will become increasingly dependent on growth expectations and municipalities' willingness to reduce spending and manage revenues. The period of double-digit increases in the tax base and population and the tax revenues generated by such growth appears to be over. As such, Arizona municipalities will have to adapt to a changing and more constricted fiscal environment.

         One of the most significant issues facing Arizona municipalities is the ability to provide water. The Central Arizona Project is a three hundred thirty-five-mile long water conveyance system designed to take water from the Colorado River and deliver it to the Phoenix and Tucson metropolitan areas, to Indian reservations and to farms for irrigation. The State is now taking almost all of its allotment of water under the project agreements. A significant portion of this water is being used to recharge the aquifer, particularly in the Tucson area. Recharged water is in effect banked for future use. The price of water could increase substantially for cities to cover the cost of the project. Current efforts to maintain the project's finances are boosting the demand for water, thus spreading the project's cost to all of its intended users.

         In 1998, the Arizona legislature took action to remedy the scheme for financing public education, which had been held in earlier litigation not to be in compliance with the State's constitution. The legislation provides extensive changes in the previous budget and expenditure system and, among other changes, establishes minimum standards for capital facilities and provides State funds for construction and maintenance of such facilities. The legislation also limits the amount of bonds that school districts may issue after December 31, 1998.

         A number of charter schools have opened in Arizona. It is anticipated that charter schools will use tax-exempt financing to meet their needs for new and renovated facilities.

         The Arizona Obligations in which the Trust may invest from time to time include general obligation bonds, revenue bonds, industrial development bonds and special tax assessment bonds. The sensitivity of each of these types of investments to the general and economic factors discussed above may vary significantly. Accordingly, it is not possible to predict the effect, if any, that these factors, individually or in the aggregate, may have on any individual Arizona Obligation or on the Trust as a whole.

                                Trust Management

"How is the Trust managed?"

         Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Trust's investment adviser under an Advisory and Administration Agreement. It has delegated its investment advisory duties, including portfolio management, to Banc One Investment Advisors Corporation, 8800 N. Gainey Center Drive, Scottsdale, AZ 85258, the Sub-Adviser, under a sub-advisory agreement described below. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Trust, overseeing relationships between the Trust and the service providers to the Trust, either keeping the accounting records of the Trust or, at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Trust, maintaining the Trust's books and records and providing other administrative services.

         The Sub-Adviser provides the Trust with local advisory services.

         Under the Sub-Advisory Agreement, the Sub-Adviser provides for investment supervision, including supervising continuously the investment program of the Trust and the composition of its portfolio, determining what securities will be purchased or sold by the Trust, and arranging for the purchase and the sale of securities held in the portfolio of the Trust; and, at the Sub-Adviser's expense, pricing of the Trust's portfolio daily.

         During the fiscal year ended June 30, 2001, the Trust accrued management fees to the Manager at the annual rate of 0.40 of 1% of its average annual net assets.

Information about the Manager and the Sub-Adviser

         The Trust's Manager is founder and Manager and/or administrator of each fund in the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and equity funds. As of September 30, 2001, these funds had aggregate assets of approximately $3.4 billion, of which approximately $1.96 billion consisted of assets of the tax-free municipal bond funds. The Manager, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through a trust and through share ownership by his wife.


         The Sub-Adviser is a subsidiary of Banc One Corporation ("Banc One"). As of July 31, 2001, the Sub-Adviser had $134.5 billion of total assets under management, including approximately $76 billion in managed mutual funds. Banc One is a multi-bank holding company, headquartered in Chicago, with more than 1,800 offices in 27 states. Banc One, its affiliated banks and non-bank subsidiaries had total assets of more than $270 billion.

         Todd Curtis is the officer of the Sub-Adviser who manages the Trust's portfolio. He has served as such since the inception of the Trust in March, 1986. Mr. Curtis is Vice President and Fund Manager of the Sub-Adviser and held similar positions with The Valley National Bank of Arizona, NA. He is a member of the Sub-Adviser's Tax-Exempt Funds Sub-Committee. He is a graduate of Cornell College, has received an MBA degree from Arizona State University and is a Chartered Financial Analyst.

                            Net Asset Value Per Share

         The net asset value of the shares of each of the Trust's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Trust's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, net asset value of the Trust's shares is based on portfolio market value, except that Arizona Obligations maturing in 60 days or less are generally valued at amortized cost. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

                                    Purchases

"Are there alternate purchase plans?"

         The Trust provides individuals with alternate ways to purchase shares through two separate classes of shares (Class A and Class C). Although the classes have different sales charge structures and ongoing expenses, they both represent interests in the same portfolio of Arizona Obligations. You should choose the class that best suits your own circumstances and needs.

"Can I purchase shares of the Trust?"

         You can purchase shares of the Trust if you live in Arizona or in one of the other states listed below. You should not purchase shares of the Trust if you do not reside in one of the following states. Otherwise, the Trust can redeem the shares you purchased. This may cause you to suffer a loss and may have tax consequences.

         Also, if you do not reside in Arizona, dividends from the Trust may be subject to state income taxes of the state in which you do reside. Therefore, you should consult your tax adviser before buying shares of the Trust.

         On the date of this Prospectus, Class A Shares and Class C Shares are available in:

* Arizona * California * Colorado * Florida * Hawaii * Idaho * Illinois * Indiana * Iowa * Kansas * Kentucky Massachusetts * Michigan * Minnesota * Missouri * Nevada * New Jersey * New Mexico * New York * Ohio * Oregon * Pennsylvania * Texas * Utah * Virginia * Washington * Wisconsin


         In addition, Class A Shares are available in:

     * Tennessee

         The Trust and the Distributor may reject any order for the purchase of shares.

"How much money do I need to invest?"

Option I

*        Initially, $1,000.


* Subsequently any amount (for investments in shares of the same class).

Option II

*        $50 or more if an Automatic Investment Program is established.

*        Subsequently, in any amount you specify of $50 or more.

* You are not permitted to maintain both an Automatic Investment Program and an Automatic Withdrawal Plan simultaneously.

Under either option your investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").

"How do I purchase shares?"

You may purchase the Trust's shares:

* through an investment broker or dealer, or a bank or financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

* directly through the Distributor, by mailing payment to the Trust's Agent, PFPC Inc.

The price you will pay is net asset value plus a sales charge for Class A Shares and net asset value for Class C Shares. (See "What price will I pay for the Trust's shares?")

In either instance, all purchases of Class A Shares are subject to the applicable sales charge.

Opening an Account                          Adding to an Account

* Make out a check for                      * Make out a check for
the investment amount                       the investment amount
payable to Tax-Free                         payable to Tax-Free Trust of
Trust of Arizona.                           Arizona.

* Complete the New Account                 * Fill out the pre-printed
Application which is                        stub attached to the Trust's
available with the                          confirmations or supply the
Prospectus or upon request,                 name(s) of account owner(s),
indicating the features                     the account number, and
you wish to authorize.                      the name of the Trust.

* Send your check and                       * Send your check and
completed application                       account information
to your dealer or                           to your dealer or
to the Trust's                              to the Trust's
Agent, PFPC Inc.                            Agent, PFPC Inc.

         Unless you indicate otherwise, your investment will be made in Class A Shares.

"Can I transfer funds electronically?"

         You can have funds transferred electronically, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

* Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

* Telephone Investment: You can make single investments of up to $50,000 by telephone instructions to the Agent.

         Before you can transfer funds electronically, the Trust's Agent must have your completed New Account Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, request your broker or dealer to make them. The Trust may modify or terminate these investment methods or charge a service fee, upon 30 days' written notice to shareholders.

                            Redeeming Your Investment

         You may redeem some or all of your shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

         There is no minimum period for investment in the Trust, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

         If you own both Class A Shares and Class C Shares and do not specify which class you wish to redeem, we will redeem your Class A Shares.

Certain shares are subject to a contingent deferred sales charge, or CDSC. These are:

-    Class C Shares  held for less than 12 months  (from the date of  purchase);
     and

-    CDSC Class A Shares.

         Upon redemption, enough additional shares will be redeemed to pay for any applicable CDSC.

A redemption may result in a tax liability for you.

"How can I redeem my investment?"

By mail, send instructions to:

PFPC Inc.
Attn: Aquilasm Group of Funds
400 Bellevue Parkway
Wilmington, DE 19809

By telephone, call:
   ---------

800-437-1000

By FAX, send instructions to:

302-791-3055

For liquidity and convenience, the Trust offers expedited redemption.

Expedited Redemption Methods
(Non-Certificate Shares Only)

         You may request expedited redemption for any shares not issued in certificate form in two ways:

     1 By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

         a) to a Financial Institution account you have previously specified; or

         b) by check in the amount of $50,000 or less, mailed to the same name and address (which has been unchanged for the past 30 days) as the account from which you are redeeming. You may only redeem by check via telephone request once in any 7-day period.

         Telephoning the Agent

         Whenever you telephone the Agent, please be prepared to supply:

         account name(s) and number

         name of the caller

         the social security number registered to the account

         personal identification

         Note: Check the accuracy of your confirmation statements immediately. The Trust, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.

         2 By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent: PFPC Inc., by FAX at 302-791-3055 or by mail to 400 Bellevue Parkway, Wilmington, DE 19809. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:

         account name(s)

         account number

         amount to be redeemed

         any payment directions.

         To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and (3) possible additional documentation.

         The name(s) of the shareholder(s) on the Financial Institution account must be identical to those on the Trust's records of your account.

         You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

Regular Redemption Method
(Certificate and Non-Certificate Shares)

     Certificate Shares. Mail to the Trust's Agent: (1) blank (unsigned) certificates for Class A Shares to be redeemed, (2) redemption instructions, and
(3) a stock assignment form.

         To be in "proper form," items (2) and (3) above must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

         For your protection, mail certificates separately from signed redemption instructions. We recommend that certificates be sent by registered mail, return receipt requested.

         We may require additional documentation for certain types of shareholders such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record. The Agent may require signature guarantees if insufficient documentation is on file.

         We do not require a signature guarantee for redemptions up to $50,000, payable to the record holder, and sent to the address of record, except as noted above. In all other cases, signatures must be guaranteed.

         Your signature may be guaranteed by any:

         member of a national securities exchange

         U.S. bank or trust company

         state-chartered savings bank

         federally chartered savings and loan association

         foreign bank having a U.S. correspondent bank; or

         participant in the Securities Transfer Association Medallion Program "STAMP"), the Stock Exchanges Medallion Program ("SEMP") or the New York Stock Exchange, Inc. Medallion Signature Program ("MSP").

         A notary public is not an acceptable signature guarantor.

Non-Certificate Shares. You must use the Regular Redemption Method if you have not chosen Expedited Redemption to a predesignated Financial Institution account. To redeem by this method, send a letter of instruction to the Trust's Agent, which includes:

         account name(s)

         account number

         dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed payment instructions (we normally mail redemption proceeds to your address as registered with the Trust)

         signature(s) of the registered shareholder(s) and

         signature guarantee(s), if required, as indicated above.

"When will I receive the proceeds of my redemption?"

         Redemption proceeds are normally sent on the next business day following receipt of your redemption request in proper form . Except as described below, payments will normally be sent to your address of record within 7 days.

Redemption                 Method of Payment                  Charges

Under $1,000.              Check.                             None.

$1,000 or more.            Check, or wired or                 None.
                           transferred through
                           the Automated Clearing
                           House to your Financial
                           Institution account, if
                           you so requested on
                           your New Account
                           Application or Ready
                           Access Features Form.

Through a                  Check or wire, to your             None,
broker/dealer.             broker/dealer.                     although your
                                                              broker/dealer
                                                              may charge a
                                                              fee.


         Although the Trust does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Trust may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

         The Trust may delay payment for redemption of shares recently purchased by check (including certified, cashier's or official bank check) or by Automatic Investment or Telephone Investment up to 15 days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that your Financial Institution will honor the check or transfer of funds. You can eliminate possible delays by paying for purchased shares with wired funds or Federal Reserve drafts.

         The Trust has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the New York Stock Exchange, (iii) when the SEC determines an emergency exists which causes disposal of, or determination of the value of, the portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

         The Trust can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

         Redemption proceeds may be paid in whole or in part by distribution of the Trust's portfolio securities ("redemption in kind") in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

"Are there any reinvestment privileges?"

         If you reinvest proceeds of redemption within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

         The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment.

         Reinvestment will not alter the tax consequences of your original redemption.

"Is there an Automatic Withdrawal Plan?"

         It is only available for Class A Shares. Under an Automatic Withdrawal Plan you can arrange to receive a monthly or quarterly check in a stated amount, not less than $50.

                            Alternate Purchase Plans

"How do the different arrangements for Class A Shares and Class C Shares affect the cost of buying, holding and redeeming shares, and what else should I know about the two classes?"

         In this Prospectus the Trust provides you with two alternative ways to invest in the Trust through two separate classes of shares. All classes represent interests in the same portfolio of Arizona Obligations. The classes of shares offered to individuals differ in their sales charge structures and ongoing expenses, as described below. You should choose the class that best suits your own circumstances and needs.

                             Class A Shares             Class C Shares
                             "Front-Payment Shares"    "Level-Payment Shares"

Initial Sales                Class A Shares are         None. Class C
Charge                       offered at net asset       Shares are offered
                             value plus a maximum       at net asset value
                             sales charge of 4%,        with no sales charge
                             paid at the time of        payable at the time
                             purchase. Thus,            of purchase.
                             your investment is
                             reduced by the
                             applicable sales
                             charge.

Contingent                   None (except for           A maximum CDSC of
Deferred Sales               certain purchases          1% is imposed upon
Charge ("CDSC")              of $1 million or           the redemption of
                             more).                     Class C Shares held
                                                        for less than 12
                                                        months. No CDSC
                                                        applies to Class C
                                                        Shares acquired
                                                        through the
                                                        reinvestment of
                                                        dividends or
                                                        distributions.

Distribution and             A distribution fee         There is a level
Service Fees                 of 0.15 of 1% is           charge for
                             imposed on the             distribution and
                             average annual net         service fees for 6
                             assets represented         years after the date
                             by the Class A             of purchase at the
                             Shares.                    aggregate annual rate
                                                        of 1% of the average
                                                        net assets represented
                                                        by the Class C Shares.

Other Information            The initial sales          Class C Shares,
                             charge is waived or        together with a pro-
                             reduced in some            rata portion of all
                             cases. Larger              Class C Shares
                             purchases qualify          acquired through
                             for lower sales            reinvestment of
                             charges.                   dividends and other
                                                        distributions paid
                                                        in additional
                                                        Class C
                                                        Shares, automatically
                                                        convert to
                                                        Class A
                                                        Shares after 6
                                                        years.

Systematic Payroll Investments

         You can make systematic investments in either Class A Shares or Class C Shares each pay period if your employer has established a Systematic Payroll Investment Plan with the Trust. To participate in the payroll plan, you must make your own arrangements with your employer's payroll department, which may include completing special forms. Additionally, the Trust requires that you complete the New Account Application. Once your New Account Application is received by the Trust and a new account is opened, under the payroll plan your employer will deduct a preauthorized amount from each payroll check. This amount will then be sent directly to the Trust for purchase of shares at the then current offering price, which includes any applicable sales charge. You will receive a confirmation from the Trust for each transaction. Should you wish to change the dollar amount or end future systematic payroll investments, you must notify your employer directly. Changes may take up to ten days.

"What price will I pay for the Trust's shares?"

Class A Shares Offering Price       Class C Shares Offering Price

Net asset value per share           Net asset value per share.
plus the applicable sales charge.

         You will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time. Dealers have the added flexibility of transmitting orders received prior to 4:00 p.m. New York time to the Distributor or Agent before the Distributor's close of business that day (normally 5:00 p.m. New York time) and still receiving that day's offering price. Otherwise, orders will be filled at the next determined offering price. Dealers are required to submit orders promptly. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in the Trust's best interest to do so.

"What are the sales charges for purchases of Class A Shares?"

The following table shows the amount of sales charge incurred by a "single purchaser" of Class A Shares. A "single purchaser" is:

     *    an individual;

     * an individual, together with his or her spouse, and/or any children under 21 years of age purchasing shares for their account;

     * a trustee or other fiduciary purchasing shares for a single trust estate or fiduciary account; or

     * a tax-exempt organization as detailed in Section 501(c)(3) or (13) of the Internal Revenue Code.

                          II                           III
                      Sales Charge as             Sales Charge as
                      Percentage of               Approximate
      I                 Public                     Percentage of
Amount of Purchase    Offering Price             Amount Invested

Less than $25,000          4.00%                     4.17%
$25,000 but less
  than $50,000             3.75%                     3.90%
$50,000 but less
  than $100,000            3.50%                     3.63%
$100,000 but less
  than $250,000            3.25%                     3.36%
$250,000 but less
  than $500,000            3.00%                     3.09%
$500,000 but less
  than $1,000,000          2.50%                     2.56%

For purchases of $1 million or more see "Sales Charges for Purchases of $1 Million or More."

For example:

If you pay $10,000  (Column I), your sales charge would be 4.00% or $400 (Column
II). ($10,000 x .04 = $400)


The value of your account, after deducting the sales charge from your payment, would increase by $9,600. (This would be the initial value of your account if you opened it with the $10,000 purchase.) ($10,000 - $400 = $9,600)

The sales charge as a percentage of the increase in the value of your account would be 4.17% (Column III). ($400 / $9,600 = .0416666 or 4.17%)

Sales Charges for Purchases of $1 Million or More

         You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares are:

          (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

          (ii) Class A Shares issued to a single purchaser in a single purchase when the value of the purchase, together with the value of the purchaser's other CDSC Class A Shares and Class A Shares on which a sales charge has been paid, equals or exceeds $1 million.

Redemption of CDSC Class A Shares

         If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you must pay a special contingent deferred sales charge upon redemption.

         You will pay 1% of the shares' redemption or purchase value, whichever is less, if you redeem within the first two years after purchase, and 0.50 of 1% of that value if you redeem within the third or fourth year.

         This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent.

Reduced Sales Charges for Certain Purchases of Class A Shares

         Right of Accumulation

         "Single purchasers" may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares.

         Letters of Intent

         "Single purchasers" may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the Application) is received by the Distributor.

         General

         Class A Shares may be purchased without a sales charge by certain classes of purchasers.

         Certain Investment Companies

         If you redeem shares of an investment company (not a member of the Aquilasm Group of Funds) on which you have paid a sales charge, you can invest the proceeds within 120 days of the redemption in Class A Shares of the Trust without paying a sales charge. You can get additional information from the Distributor.

"What are the sales, service and distribution charges for Class C Shares?"

     *    No sales charge at time of purchase.

     * Annual fees for service and distribution at a combined annual rate of 1% of average annual net assets of the Trust represented by Class C Shares.

     * After six years, Class C Shares automatically convert to Class A Shares, which bear lower service and distribution fees.

Redemption of Class C Shares

     * 1% charge if redeemed within the first 12 months after purchase. This contingent deferred sales charge, or CDSC, is calculated based on the lesser of the net asset value at the time of purchase or at the time of redemption.

     * No CDSC applies if Class C Shares are held for 12 months after purchase.

     * Shares acquired by reinvestment of dividends or distributions are not subject to any CDSC.

Broker/Dealer Compensation - Class C Shares

         The Distributor will pay 1% of the sales price to any broker/dealer executing a Class C Share purchase. "What about confirmations?"

         A statement will be mailed to you confirming each purchase of shares in the Trust. Additionally, your account at the Agent will be credited in full and fractional shares (rounded to the nearest 1/1000th of a share).

"Is there a Distribution Plan or a Services Plan?"

         The Trust has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 in order to:

     (i) permit the Trust to finance activities primarily intended to result in the sale of its shares;

     (ii) permit the Manager, out of its own funds, to make payment for distribution expenses; and

     (iii)protect the Trust against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

         Pursuant to the Plan, the Trust makes payments with respect to both Class A Shares and Class C Shares under agreements to certain broker/dealers and other qualified recipients.


         For any fiscal year, these payments may not exceed 0.15 of 1% for Class A Shares, and 0.75 of 1% for Class C Shares, of the average annual net assets represented by each such class. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


         For any class, these payments are made only from the assets allocable to that class. Whenever the Trust makes Class A payments, the annual rate of the advisory and sub-advisory fee otherwise payable by the Trust will be reduced from 0.50 of 1% to 0.40 of 1% of the Trust's average annual net assets.

Shareholder Services Plan for Class C Shares

         The Trust's Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class C shareholders and/or maintain their accounts. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by Class C Shares. Payment is made only out of the Trust's assets represented by Class C Shares.

         Service fees with respect to Class C Shares will be paid to the Distributor during the first year after purchase and thereafter to other qualified recipients.

"Transfer on Death" ("TOD") Registration (Both Classes)

         The Trust generally permits "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker-dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquilasm Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules.

                           Dividends and Distributions

"How are dividends and distributions determined?"

         The Trust pays dividends and other distributions with respect to each class of shares. The Trust calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Trust since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Trust purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because the Trust's income varies, so will the Trust's dividends. There is no fixed dividend rate. It is expected that most of the Trust's dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Trust will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

         Redeemed shares continue to earn dividends through and including the earlier of:

     1. the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House or the Agent or paid by the Agent to a selected dealer; or

     2. the third day the New York Stock Exchange is open after the day the net asset value of the redeemed shares was determined.

         The Trust's present policy is to pay dividends so they will be received or credited by approximately the first day of each month.

"How are dividends and distributions paid?"

         Dividends and distributions will automatically be reinvested in full and fractional shares of the Trust of the same class at net asset value on the record date for the dividend or distribution, unless you elect otherwise.

         You may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic funds transfers into your account at a financial institution, if it is a member of the Automated Clearing House.


         You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

         All shareholders, whether their dividends and distributions are received in cash or reinvested, will receive a monthly statement indicating the current status of their investment account with the Trust.

         If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Trust may be required to impose backup withholding upon payment of redemptions to shareholders and on capital gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends." The current backup withholding rate is 31%; it will become 30% for payments made after January 1, 2002.

                                 Tax Information

         Net investment income includes income from Arizona Obligations in the portfolio that the Trust allocates as "exempt-interest dividends." Such dividends are exempt from regular Federal income tax. The Trust will allocate exempt-interest dividends by applying one designated percentage to all income dividends it declares during its tax year. It will normally make this designation in the first month following its fiscal year end for dividends paid in the prior year.

         It is possible that a portion of the distributions paid by the Trust in excess of its net tax-exempt income will be subject to federal and Arizona income taxes. During the Trust's fiscal year ended June 30, 2001, 98.03% of the Trust's dividends were exempt-interest dividends. For the calendar year 2000, of total dividends paid on Class A Shares, 1.52% were taxable as ordinary income, 0% were taxable as long-term capital gains and the rest were exempt-interest dividends; for Class C Shares the corresponding percentages were 3.15% and 0%.

         Net capital gains of the Trust, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Trust may also pay supplemental distributions after the end of its fiscal year. If net capital losses are realized in any year, they are charged against capital and not against net investment income, which is distributed regardless of gains or losses.

         The Trust intends to qualify during each fiscal year under the Internal Revenue Code to pay exempt-interest dividends to its shareholders. Exempt-interest dividends derived from net income earned by the Trust on Arizona Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in "exempt-interest dividends." Although exempt-interest dividends are not taxed, each taxpayer must report the total amount of tax-exempt interest (including exempt-interest dividends from the Trust) received or acquired during the year.

         The Trust will treat as ordinary income in the year received certain gains on Arizona Obligations it acquired after April 30, 1993 and sells for less than face or redemption value. Those gains will be taxable to you as ordinary income, if distributed.

         Capital gains dividends (net long-term gains over net short-term losses) which the Trust distributes and so designates are reportable by shareholders as gains from the sale or exchange of a capital asset held for more than a year. This is the case whether the shareholder reinvests the distribution in shares of the Trust or receives it in cash, regardless of the length of time the investment is held.

         Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Trust are not distributed but carried forward by the Trust to offset gains in later years and reduce future capital gains dividends and amounts taxed to shareholders.

         The Trust's gains or losses on sales of Arizona Obligations will be deemed long- or short-term depending upon the length of time the Trust holds these obligations.

         You will receive information on the tax status of the Trust's dividends and distributions annually.

Special Tax Matters

         Under the Internal Revenue Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Trust may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Trust may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

         A portion of Social Security or railroad retirement benefits you or your spouse may be receiving may become taxable if you receive exempt-interest dividends from the Trust.

         If you, or someone related to you, is a "substantial user" of facilities financed by industrial development or private activity bonds, you should consult your own tax adviser before purchasing shares of the Trust.

         Interest from all Arizona Obligations is tax-exempt for purposes of computing the shareholder's regular tax. However, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax ("AMT"). Whether or not that computation will result in a tax will depend on the entire content of your return. The Trust will not invest more than 20% of its assets in the types of Arizona Obligations that pay interest subject to AMT. An adjustment required by the Internal Revenue Code will tend to make it more likely that corporate shareholders will be subject to AMT. They should consult their tax advisers.

"What should I know about Arizona taxes?"

         Under existing law, shareholders of the Trust will not be subject to Arizona income tax on exempt-interest dividends received from the Trust to the extent that such dividends are attributable to interest on tax-exempt obligations of the State of Arizona and its political subdivisions ("Local Obligations") or on obligations issued by or under the authority of the Territories of Guam, Northern Mariana Islands, Puerto Rico and the Virgin Islands ("Territorial Obligations"). Other distributions from the Trust, including those related to long-term and short-term capital gains, will be subject to Arizona income tax.

         In the event that interest paid on any Local Obligation is determined to be includable in federal gross income, the Trust believes that exempt-interest dividends received by the shareholders of the Trust attributable to interest on Local Obligations will, nevertheless, not be subject to Arizona income taxes.

         Although interest on Territorial Obligations is included in Arizona gross income by Arizona law, applicable federal laws specifically exempt such income from state and local taxation. The Trust believes that applicable federal laws will preempt any contrary result under Arizona law, such that exempt-interest dividends attributable to interest paid on these obligations will be exempt from Arizona income taxes.

         Arizona law does not permit a deduction for interest paid or accrued on indebtedness incurred or continued to purchase or carry obligations, the interest on which is exempt from Arizona income tax.

         Shareholders of the Trust should consult their tax advisers about other state and local tax consequences of their investment in the Trust.

                        TAX-FREE TRUST OF ARIZONA
                           FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


         The financial highlights table is intended to help you understand the Trust's financial performance for the designated periods of the Trust's operations for the past five years. Certain information reflects financial results for a single Trust share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Trust (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Trust's financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request.


                                   Class A
                                Year Ended June 30,
                        2001      2000      1999     1998      1997

Net Asset Value,
 Beginning of Period.  $10.17    $10.51    $10.86   $10.58    $10.38

Income from Investment Operations:
  Net investment
    income..........     0.50      0.51     0.51      0.52      0.53
  Net gain (loss) on
    securities (both
    realized and
    unrealized).....     0.33     (0.30)    (0.26)     0.29     0.22
  Total from Investment
    Operations......     0.83      0.21      0.25      0.81     0.75

Less Distributions:
  Dividends from net
    investment income   (0.51)    (0.51)    (0.52)    (0.53)   (0.55)

  Distributions from
    capital gains...      -       (0.04)    (0.08)      -        -
  Total Distributions   (0.51)    (0.55)    (0.60)    (0.53)   (0.55)

Net Asset Value, End
  of Period........    $10.49    $10.17    $10.51    $10.86   $10.58

Total Return (not
  reflecting sales
  charge)........        8.31%     2.19%     2.23%     7.83%     7.36%
Ratios/Supplemental Data
  Net Assets, End of Year
  (in thousands)..... $385,931  $358,154  $391,586   $393,887  $391,737
  Ratio of Expenses
    To Average Net
    Assets......         0.71%     0.70%     0.71%     0.73%     0.73%
Ratio of Net Investment
    Income to Average Net
    Assets......         4.78%     4.96%     4.66%     4.81%     5.02%

Portfolio Turnover
  Rate..........        16.92%    21.35%    16.66%    19.68%    19.98%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

  Ratio of Expenses
   to Average Net
   Assets........        0.68%     0.69%     0.70%     0.72%     0.72%


                                     Class C

                                Year Ended June 30,
                        2001      2000      1999      1998     1997

Net Asset Value,
 Beginning of Period.  $10.18    $10.52    $10.88    $10.60   $10.38

Income from Investment Operations:
  Net investment
    income..........     0.41      0.41      0.42      0.43     0.44
  Net gain (loss) on
    securities (both
    realized and
    unrealized).....     0.32     (0.28)    (0.28)     0.29     0.23
  Total from Investment
    Operations......     0.73      0.13      0.14      0.72     0.67

Less Distributions:
  Dividends from net
      investment income (0.42)    (0.43)    (0.42)    (0.44)   (0.45)
  Distributions from
    capital gains...      -       (0.04)    (0.08)      -        -
  Total Distributions   (0.42)    (0.47)    (0.50)    (0.44)   (0.45)

Net Asset Value, End
  of Period........    $10.49    $10.18    $10.52    $10.88   $10.60

Total Return (not
  reflecting sales
  charge)........       7.29%      1.33%     1.26%     6.90%    6.64%
Ratios/Supplemental Data
  Net Assets, End of Year
   (in thousands)...   $4,269     $2,920    $1,343     $797     $200
  Ratio of Expenses to
    Average Net
    Assets......        1.55%      1.54%     1.56%     1.57%    1.58%
  Ratio of Net Investment
    Income to Average Net
    Assets......        3.92%      4.09%     3.79%     3.89%    4.17%
Portfolio Turnover
  Rate..........       16.92%     21.35%    16.66%    19.68%   19.98%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

  Ratio of Expenses
   to Average Net
   Assets........       1.53%      1.53%     1.55%     1.56%      1.57%

Inside Back Cover
Manager and Founder
Aquila Management Corporation
380 Madison Avenue, Suite 2300
New York, New York 10017

Investment Sub-Adviser
Banc One Investment Advisors Corporation
8800 N. Gainey Center Drive
Scottsdale, AZ 85258

Board of Trustees
Lacy B. Herrmann, Chairman
Arthur K. Carlson
Thomas W. Courtney
William L. Ensign
Diana P. Herrmann
John C. Lucking
Anne J. Mills

Officers
Diana P. Herrmann, President
Kimball L. Young, Senior Vice President
Alan R. Stockman, Vice President
Rose F. Marotta, Chief Financial Officer
Joseph P. DiMaggio, Treasurer
Edward M.W. Hines, Secretary

Distributor
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300
New York, New York 10017

Transfer and Shareholder Servicing Agent
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

Custodian
Bank One Trust Company, N.A.
100 East Broad Street
Columbus, Ohio 43271

Independent Auditors
KPMG LLP
757 Third Avenue
New York, New York 10017

Counsel
Hollyer Brady Smith & Hines LLP
551 Fifth Avenue
New York, New York 10176

Back Cover
         This Prospectus concisely states information about the Trust that you should know before investing. A Statement of Additional Information about the Trust (the "SAI") has been filed with the Securities and Exchange Commission. The SAI contains information about the Trust and its management not included in this Prospectus. The SAI is incorporated by reference in its entirety in this Prospectus. Only when you have read both this Prospectus and the SAI are all material facts about the Trust available to you.

         You can get additional information about the Trust's investments in the Trust's annual and semi-annual reports to shareholders. In the Trust's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year. You can get the SAI and the Trust's annual and semi-annual reports without charge upon request by calling 800-437-1000 (toll free).

         In addition, you can review and copy information about the Trust (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 202-942-8090. Reports and other information about the Trust are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.


The file number under which the Trust is registered with the SEC under the Investment Company Act of 1940 is 811-4503



TAX-FREE TRUST
OF ARIZONA
[LOGO]
A tax-free
income investment

One of The
Aquilasm Group of Funds


PROSPECTUS

To receive a free copy of the Trust's SAI, annual or semi-annual report, or other information about the Trust, or to make shareholder inquiries call:
                   the Trust's Shareholder Servicing Agent at
                             800-437-1000 toll free

                              or you can write to:

                                    PFPC Inc
                              400 Bellevue Parkway
                              Wilmington, DE 19809

  For general inquiries & yield information, call 800-437-1020 or 212-697-6666

This Prospectus should be read and retained for future reference

LOGO
AQUILAsm Group of Funds

                            Tax-Free Trust of Arizona
                         380 Madison Avenue, Suite 2300
                               New York, NY 10017
                                  800-437-1020
                                  212-697-6666
                                   Prospectus

Class Y Shares                            October 24, 2001
Class I Shares

Tax-Free Trust of Arizona is a mutual fund that seeks to provide you as high a level of current income exempt from Arizona state and regular Federal income taxes as is consistent with preservation of capital. The Trust invests in municipal obligations that pay interest exempt from Arizona state and regular Federal income taxes and are of investment grade quality.

For purchase, redemption or account inquiries contact the Trust's Shareholder Servicing Agent:

             PFPC Inc. * 400 Bellevue Parkway * Wilmington, DE 19809
                           Call 800-437-1000 toll free

                    For general inquiries & yield information
                   Call 800-437-1020 toll free or 212-697-6666

The Securities and Exchange Commission has not approved or disapproved the Trust's securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

The Trust's Objective, Investment Strategies
and Main Risks..............................
Risk/Return Bar Chart and Performance Table
Fees and Expenses of the Trust...............
Investment of the Trust's Assets.............
Trust Management.............................
Net Asset Value per Share....................
Purchases ...................................
Redeeming Your Investment....................
Alternate Purchase Plans.....................
Dividends and Distributions..................
Tax Information..............................
Financial Highlights.........................

The Trust's Objective, Investment Strategies and Main Risks

"What is the Trust's objective?"

         The Trust's objective is to provide you as high a level of current income exempt from Arizona state and regular Federal income taxes as is consistent with preservation of capital.

  "What is the Trust's investment strategy?"

         The Trust invests in tax-free municipal obligations which pay interest exempt from Arizona state and regular Federal income taxes. We call these "Arizona Obligations." In general, all or almost all of these obligations are issued by the State of Arizona, its counties and various other local authorities; at least 65% of the portfolio will always consist of obligations of these issuers. These obligations can be of any maturity, but the Trust's average portfolio maturity has traditionally been between 10 and 20 years.

         At the time of purchase, the Trust's Arizona Obligations must be of investment grade quality. This means that they must either

     * be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

     * if unrated, be determined to be of comparable quality by the Trust's Sub-Adviser, Banc One Investment Advisors Corporation.

         The Sub-Adviser selects obligations for the Trust's portfolio to best achieve the Trust's objectives. The Sub-Adviser evaluates specific obligations for purchase by considering various characteristics including quality, maturity and coupon rate.



         The interest paid on certain types of Arizona Obligations may be subject to the Federal alternative minimum tax ("AMT"). As a fundamental policy of the Trust at least 80% of the Trust's net assets must be invested in tax-exempt Arizona Obligations whose interest is not subject to AMT.

"What are the main risks of investing in the Trust?"

         Among the risks of investing in shares of the Trust and its portfolio of securities are the following:

         Loss of money is a risk of investing in the Trust.

         The Trust's assets, being primarily or entirely Arizona issues, are subject to economic and other conditions affecting Arizona. Adverse local events, such as a downturn in the Arizona economy, could affect the value of the Trust's portfolio.

There are two types of risk associated with any fixed-income debt securities such as Arizona Obligations: interest rate risk and credit risk.

* Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities, including Arizona Obligations, will normally decline. All fixed-rate debt securities, even the most highly rated Arizona Obligations, are subject to interest rate risk. Arizona Obligations with longer maturities generally have a more pronounced reaction to interest rate changes than shorter-term securities.

  * Credit risk relates to the ability of the particular issuers of the Arizona Obligations the Trust owns to make periodic interest payments as scheduled and ultimately repay principal at maturity.

         An investment in the Trust is not a deposit in Banc One Investment Advisors Corporation, Bank One Arizona, NA, Banc One Corporation or any of its bank or non-bank affiliates or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         The Trust is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a particular issuer and may therefore not have as much diversification among securities, and thus diversification of risk. In general, the more the Trust invests in the securities of specific issuers, the more the Trust is exposed to risks associated with investments in those issuers.

                            TAX-FREE TRUST OF ARIZONA
                   RISK/RETURN BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide an indication of the risks of investing in Tax-Free Trust of Arizona by showing changes in the performance of the Trust's Class Y Shares from year to year over a four-year period and by showing how the Trust's average annual returns for one year and since inception compare to a broad measure of market performance. How the Trust has performed in the past is not necessarily an indication of how the Trust will perform in the future.

 [Bar Chart]
Annual Total Returns
1997-2000

20%
18%
16%
14%
12%
10%       9.84               9.37
 8%       XXXX               XXXX
 6%       XXXX  5.75         XXXX
 4%       XXXX  XXXX         XXXX
 2%       XXXX  XXXX         XXXX
 0%       XXXX  XXXX         XXXX
-2%                   -1.90  XXXX
-4%                          XXXX
-6%                          XXXX
          1997  1998   1999  2000
     Calendar Years


During the period shown in the bar chart, the highest return for a quarter was 3.52% (quarter ended June 30, 1997) and the lowest return for a quarter was -1.65% (quarter ended June 30, 1999).

The year-to-date (from January 1, 2001 to September 30, 2001) total return was 5.44% for Class Y Shares.


                      Average Annual Total Return
                                                 Since
For the period                        1 Year    Inception*
ended December 31, 2000

Tax-Free Trust of Arizona
Class Y Shares                        9.37%      6.09%

Tax-Free Trust of Arizona
Class I Shares**                        N/A       N/A

Lehman Brothers Quality
Intermediate
Municipal Bond Index ***               8.63%      5.81%


*From commencement of Class Y Shares on April 1, 1996.

**Commencement of Class I Shares was on January 31, 1998. To date no Class I Shares have been sold.

***The Lehman Brothers Quality Intermediate Municipal Bond Index is nationally oriented and consists of an unmanaged mix of investment-grade intermediate-term municipal securities of issuers throughout the United States.

                            TAX-FREE TRUST OF ARIZONA
                         FEES AND EXPENSES OF THE TRUST

This table describes the fees and expenses that you may pay if you buy and hold shares of the Trust. No Class I Shares are currently outstanding.

                                          Class I      Class Y
                                          Shares       Shares

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases.........................None      None
  (as a percentage of offering price)
Maximum Deferred Sales Charge (Load).........None      None
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends or Distributions
  (as a percentage of offering price)........None      None
Redemption Fees..............................None      None
Exchange Fee.................................None      None

Annual Trust Operating Expenses (expenses that are deducted from the Trust's assets)

Management Fee ..............................0.40%     0.40%
Distribution (12b-1)Fee......................0.10%(1)  None
All Other Expenses (2).......................0.35%     0.16%
 Total Annual Trust Operating Expenses (2)...0.85%     0.56%


(1) Current rate; up to 0.25% can be authorized.

(2) Does not reflect an offset in Trust expenses received in the year ended June 30, 2001 for uninvested cash balances. Reflecting this offset for that year, all other expenses and total annual Trust operating expenses were 0.33% and 0.83%, respectively, for Class I Shares; for Class Y Shares, these expenses were 0.14% and 0.54%, respectively. Other expenses for the two classes differ because Class I Shares bear program costs for financial intermediaries of 0.25%, which includes transfer agent services, and charges common to both classes of 0.10%; Class Y Shares bear only the common charges of 0.10% and an allocation for transfer agent services of 0.06%

Example

This Example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds.

  The Example assumes that you invest $10,000 in the Trust for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the Trust's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 year    3 years    5 years     10 years

Class I Shares........$87       $271       $471        $1,049
Class Y Shares........$57       $179       $313          $701

Investment of the Trust's Assets

"Is the Trust right for me?"

         The shares of the Trust are designed to be a suitable investment for individuals, corporations, institutions and fiduciaries who seek income exempt from Arizona state and regular Federal income taxes.

         Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity. Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. (the "Distributor") has entered into sales agreements. The Trust does not sell the shares of either class directly to retail customers.

Arizona Obligations

         The Trust invests in Arizona Obligations, which are a type of municipal obligation. They pay interest which bond counsel or other appropriate counsel deems to be exempt from regular Federal and State of Arizona income taxes. They include obligations of Arizona issuers and certain non-Arizona issuers, of any maturity.

         The obligations of non-Arizona issuers that the Trust can purchase as Arizona Obligations are those issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. Interest paid on these obligations is currently exempt from regular Federal and Arizona income taxes. The Trust purchases the obligations of these issuers only when obligations of Arizona issuers with the appropriate characteristics of quality, maturity and coupon rate are unavailable.

Municipal Obligations

         Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.

         There are two principal classifications of municipal obligations:
"notes" and "bonds." Notes generally have maturities of one year or less, while bonds are paid back over longer periods.

         The various public purposes for which municipal obligations are issued include:

     *    obtaining funds for general operating expenses,

     *    refunding outstanding obligations,

     * obtaining funds for loans to other public institutions and facilities, and

     * funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

Municipal obligations include:

     *    tax, revenue or bond anticipation notes,

     *    construction loan notes,

     *    project notes, which sometimes carry a U.S. government guarantee,

     * municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment, and

     *    floating and variable rate demand notes.

"What factors may affect the value of the Trust's investments and their yields?"

         Change in prevailing interest rates is the most common factor that affects the value of the obligations in the Trust's portfolio. Any such change may have different effects on short-term and long-term Arizona Obligations. Long-term obligations (which usually have higher yields) may fluctuate in value more than short-term ones. Thus, the Trust may shorten the average maturity of its portfolio when it believes that prevailing interest rates may rise. While this strategy may promote one part of the Trust's objective, preservation of capital, it may also result in a lower level of income.


"What are the main risk factors and special considerations regarding investment in Arizona Obligations?"

         The following is a discussion of the general factors that might influence the ability of Arizona issuers to repay principal and interest when due on Arizona Obligations that the Trust owns. The Trust has derived this information from sources that are generally available to investors and believes it to be accurate, but it has not been independently verified and it may not be complete.

         The composition of the Arizona economy has changed significantly in recent years. Arizona's economy, once based on the 4 C's of cattle, copper, citrus and cotton, now enjoys a diversified economy with services, retail trade, government and manufacturing each contributing. As mining and agriculture have diminished in importance, the finance, insurance and real estate sectors have increased in contributing to the state's gross product. Likewise, tourism accounts for a significant share of the Arizona economy. The manufacturing mix is concentrated in high technology, with the largest concentration in electronic components. Also, exports to Mexico play an important role in the Arizona economy.

         Economic growth in the state has been driven in part by population growth. Arizona has been one of the fastest-growing states during the past decade, primarily in the Phoenix and Tucson metropolitan areas. Arizona is a favorite destination for retirees. The growth of the elderly population is expected to increase rapidly, as the Baby Boom generation reaches retirement. In addition, the proportion of retirees to individuals under age 20 is expected to remain high.

         Along with substantial population gains has come significant job growth. Both the national and Arizona unemployment rates have trended downward each year since 1992. Fast growth and the low unemployment rate have resulted in a tight labor market. Because California has been the chief source of population inflow to Arizona, an improving California economy could limit the supply of labor in the future. Labor shortages are expected to put pressure on business expansion and employment growth in the state.

         The Arizona Legislature and other public bodies are continually addressing the problems associated with growth; that is, air quality, transportation and public infrastructure. Whether municipalities can maintain fiscal stability will become increasingly dependent on growth expectations and municipalities' willingness to reduce spending and manage revenues. The period of double-digit increases in the tax base and population and the tax revenues generated by such growth appears to be over. As such, Arizona municipalities will have to adapt to a changing and more constricted fiscal environment.

         One of the most significant issues facing Arizona municipalities is the ability to provide water. The Central Arizona Project is a three hundred thirty-five-mile long water conveyance system designed to take water from the Colorado River and deliver it to the Phoenix and Tucson metropolitan areas, to Indian reservations and to farms for irrigation. The State is now taking almost all of its allotment of water under the project agreements. A significant portion of this water is being used to recharge the aquifer, particularly in the Tucson area. Recharged water is in effect banked for future use. The price of water could increase substantially for cities to cover the cost of the project. Current efforts to maintain the project's finances are boosting the demand for water, thus spreading the project's cost to all of its intended users.

         In 1998, the Arizona legislature took action to remedy the scheme for financing public education, which had been held in earlier litigation not to be in compliance with the State's constitution. The legislation provides extensive changes in the previous budget and expenditure system and, among other changes, establishes minimum standards for capital facilities and provides State funds for construction and maintenance of such facilities. The legislation also limits the amount of bonds that school districts may issue after December 31, 1998.

         A number of charter schools have opened in Arizona. It is anticipated that charter schools will use tax-exempt financing to meet their needs for new and renovated facilities.

         The Arizona Obligations in which the Trust may invest from time to time include general obligation bonds, revenue bonds, industrial development bonds and special tax assessment bonds. The sensitivity of each of these types of investments to the general and economic factors discussed above may vary significantly. Accordingly, it is not possible to predict the effect, if any, that these factors, individually or in the aggregate, may have on any individual Arizona Obligation or on the Trust as a whole.

                                Trust Management

"How is the Trust managed?"

         Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Trust's investment adviser under an Advisory and Administration Agreement. It has delegated its investment advisory duties, including portfolio management, to Banc One Investment Advisors Corporation, 8800 N. Gainey Center Drive, Scottsdale, AZ 85258, the Sub-Adviser, under a sub-advisory agreement described below. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Trust, overseeing relationships between the Trust and the service providers to the Trust, either keeping the accounting records of the Trust or, at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Trust, maintaining the Trust's books and records and providing other administrative services.

         The Sub-Adviser provides the Trust with local advisory services.

         Under the Sub-Advisory Agreement, the Sub-Adviser provides for investment supervision, including supervising continuously the investment program of the Trust and the composition of its portfolio, determining what securities will be purchased or sold by the Trust, and arranging for the purchase and the sale of securities held in the portfolio of the Trust; and, at the Sub-Adviser's expense, pricing of the Trust's portfolio daily.



         During the fiscal year ended June 30, 2001, the Trust accrued management fees to the Manager at the annual rate of 0.40 of 1% of its average annual net assets.

Information about the Manager and the Sub-Adviser

         The Trust's Manager is founder and Manager and/or administrator of each fund in the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and equity funds. As of September 30, 2001, these funds had aggregate assets of approximately $3.4 billion, of which approximately $1.96 billion consisted of assets of the tax-free municipal bond funds. The Manager, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through a trust and through share ownership by his wife.


         The Sub-Adviser is a subsidiary of Banc One Corporation ("Banc One"). As of July 31, 2001, the Sub-Adviser had $134.5 billion of total assets under management, including approximately $76 billion in managed mutual funds. Banc One is a multi-bank holding company, headquartered in Chicago, with more than 1,800 offices in 27 states. Banc One, its affiliated banks and non-bank subsidiaries had total assets of more than $270 billion.

         Todd Curtis is the officer of the Sub-Adviser who manages the Trust's portfolio. He has served as such since the inception of the Trust in March, 1986. Mr. Curtis is Vice President and Fund Manager of the Sub-Adviser and held similar positions with The Valley National Bank of Arizona, NA. He is a member of the Sub-Adviser's Tax-Exempt Funds Sub-Committee. He is a graduate of Cornell College, has received an MBA degree from Arizona State University and is a Chartered Financial Analyst.


                            Net Asset Value Per Share

         The net asset value of the shares of each of the Trust's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Trust's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, net asset value of the Trust's shares is based on portfolio market value, except that Arizona Obligations maturing in 60 days or less are generally valued at amortized cost. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

                                    Purchases

"Are there alternate purchase plans?"

         This Prospectus offers two separate classes of shares. All classes represent interests in the same portfolio of Arizona Obligations.

"Can I purchase shares of the Trust?"

         You can purchase shares of the Trust if you live in Arizona or in one of the other states listed below. You should not purchase shares of the Trust if you do not reside in one of the following states. Otherwise, the Trust can redeem the shares you purchased. This may cause you to suffer a loss and may have tax consequences.

         Also, if you do not reside in Arizona, dividends from the Trust may be subject to state income taxes of the state in which you do reside. Therefore, you should consult your tax adviser before buying shares of the Trust.

         On the date of this Prospectus, Class Y Shares and Class I Shares are available only in:

*Arizona * California * Colorado * Florida * Hawaii * Idaho * Illinois * Indiana
* Kansas * Minnesota * Missouri * Nevada * New Jersey * New York * Ohio * Oregon
* Pennsylvania * Virginia



         The Trust and the Distributor may reject any order for the purchase of shares.

"How much money do I need to invest?"

For Class Y Shares:

         $1,000. Subsequent investments can be in any amount.

For Class I Shares:

         Financial intermediaries can set their own requirements for initial and subsequent investments.

         Your investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").

"How do I purchase shares?"

You may purchase Class Y Shares:

     * through an investment broker or dealer, or a bank or financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

     * directly through the Distributor, by mailing payment to the Trust's Agent, PFPC Inc.

The price you will pay is net asset value for both Class Y Shares and Class I Shares. (See "What price will I pay for the Trust's shares?")

You may purchase Class I Shares only through a financial intermediary.

Opening a Class Y Shares Account Adding to a Class Y Shares Account

* Make out a check for                      * Make out a check for
the investment amount                       the investment amount
payable to                                  payable to
Tax-Free Trust of                           Tax-Free Trust
Arizona.                                    of Arizona.


* Complete the New Account                  * Fill out the pre-printed
Application which is                        stub attached to the Trust's
available with the                          confirmations or supply the
Prospectus or upon request,                 name(s) of account owner(s),
indicating the features                     the account number, and
you wish to authorize.                      the name of the Trust.


* Send your check and                       * Send your check and
completed application                       account information
to your dealer or                           to your dealer or
to the Trust's                              to the Trust's
Agent, PFPC Inc.                            Agent, PFPC Inc.

"Can I transfer funds electronically?"

         You can have funds transferred electronically, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

     * Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

     * Telephone Investment: You can make single investments of up to $50,000 by telephone instructions to the Agent.

         Before you can transfer funds electronically, the Trust's Agent must have your completed New Account Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, request your broker or dealer to make them. The Trust may modify or terminate these investment methods or charge a service fee, upon 30 days' written notice to shareholders.

                            Redeeming Your Investment

Redeeming Class Y Shares

         You may redeem some or all of your shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

         There is no minimum period for investment in the Trust, except for shares recently purchased by check or by Automatic Telephone Investment as discussed below.

         A redemption may result in a tax liability for you.

"How can I redeem my investment?"

By mail, send instructions to:

PFPC Inc.
Attn: Aquilasm Group of Funds
400 Bellevue Parkway
Wilmington, DE 19809

By telephone, call:
   ---------

800-437-1000

By FAX, send instructions to:

302-791-3055

For liquidity and convenience, the Trust offers expedited redemption for Class Y Shares.

  Expedited Redemption Methods

You may request expedited redemption in two ways:

     1. By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

         a) to a Financial Institution account you have previously specified; or

         b) by check in the amount of $50,000 or less, mailed to the same name and address (which has been unchanged for the past 30 days) as the account from which you are redeeming. You may only redeem by check via telephone request once in any 7-day period.

                              Telephoning the Agent

         Whenever you telephone the Agent, please be prepared to supply:

         account name(s) and number

         name of the caller

         the social security number registered to the account

         personal identification

         Note: Check the accuracy of your confirmation statements immediately. The Trust, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.

     2. By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent: PFPC Inc., by FAX at 302-791-3055 or by mail to 400 Bellevue Parkway, Wilmington, DE 19809. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:

         account name(s)

         account number

         amount to be redeemed

         any payment directions

         To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and
(3) possible additional documentation.

The name(s) of the shareholder(s) on the Financial Institution account must be identical to those on the Trust's records of your account.

You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

Regular Redemption Method

         To redeem by the regular redemption method, send a letter of instruction to the Trust's Agent, which includes:

         account name(s)

         account number

         dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed payment instructions (we normally mail redemption proceeds to your address as registered with the Trust)

         signature(s) of the registered shareholder(s) and

         signature guarantee(s), if required, as indicated below. To be in "proper form," your letter must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

         We may require additional documentation for certain types of shareholders such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record. The Agent may require signature guarantees if insufficient documentation is on file.

         We do not require a signature guarantee for redemptions up to $50,000, payable to the record holder, and sent to the address of record, except as noted above. In all other cases, signatures must be guaranteed.

         Your signature may be guaranteed by any:

         member of a national securities exchange

         U.S. bank or trust company

         state-chartered savings bank

         federally chartered savings and loan association

         foreign bank having a U.S. correspondent bank; or

         participant in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchanges
         Medallion Program ("SEMP") or the New York Stock Exchange, Inc. Medallion Signature Program ("MSP").

         A notary public is not an acceptable signature guarantor.

Redemption of Class I Shares

     You may redeem all or any part of your Class I Shares at the net asset value next determined after receipt in proper form of your redemption request by your financial intermediary. Redemption requests for Class I Shares must be made through a financial intermediary and cannot be made directly. Financial intermediaries may charge a fee for effecting redemptions. There is no minimum period for any investment in the Trust. The Trust does not impose redemption fees or penalties on redemption of Class I Shares. A redemption may result in a transaction taxable to you.

"When will I receive the proceeds of my redemption?"

         Redemption proceeds for Class Y Shares are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within 7 days.

Redemption                Method of Payment                  Charges

Under $1,000.             Check.                             None.

$1,000 or more.           Check, or wired or                 None.
                          transferred through
                          the Automated Clearing
                          House to your Financial
                          Institution account, if
                          you so requested on
                          your New Account
                          Application or Ready
                          Access Features Form.

Through a                 Check or wire, to your             None,
broker/dealer.            broker/dealer.                     although your
                                                             broker/dealer
                                                             may charge a
                                                             fee.

         Although the Trust does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Trust may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

         Redemption payments for Class I Shares are made to financial intermediaries.

         The Trust may delay payment for redemption of shares recently purchased by check (including certified, cashier's or official bank check) or by Automatic Investment or Telephone Investment up to 15 days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that your Financial Institution will honor the check or transfer of funds. You can eliminate possible delays by paying for purchased shares with wired funds or Federal Reserve drafts.

         The Trust has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the New York Stock Exchange, (iii) when the SEC determines an emergency exists which causes disposal of, or determination of the value of, portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

         The Trust can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

         Redemption proceeds may be paid in whole or in part by distribution of the Trust's portfolio securities ("redemption in kind") in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

"Is there an Automatic Withdrawal Plan?"

         It is only available for Class Y Shares. Under an Automatic Withdrawal Plan you can arrange to receive a monthly or quarterly check in a stated amount, not less than $50.

                            Alternate Purchase Plans

Distribution Arrangements

         In this Prospectus the Trust provides you with two alternative ways to invest in the Trust through two separate classes of shares. All classes represent interests in the same portfolio of Arizona Obligations.

                              Class Y Shares            Class I Shares
                           "Institutional Class"     "Financial Intermediary
                                                              Class"

Initial Sales                  None.                     None. Financial
Charge                                                   Intermediaries may
                                                         charge a fee for
                                                         purchase of shares.


Contingent                     None.                     None.
Deferred Sales
Charge

Distribution and               None.                     Distribution fee of
Service Fees                                             up to 0.25 of 1% of
                                                         average annual net
                                                         assets allocable
                                                         to Class I Shares,
                                                         currently 0.10 of
                                                         1% of such net
                                                         assets, and a
                                                         service fee of
                                                         0.25 of 1% of such
                                                         assets.

"What price will I pay for the Trust's shares?"

     The offering price for Class Y Shares is the net asset value per share. You will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time. Dealers have the added flexibility of transmitting orders received prior to 4:00 p.m. New York time to the Distributor or Agent before the Distributor's close of business that day (normally 5:00 p.m. New York time) and still receiving that day's offering price. Otherwise, orders will be filled at the next determined offering price. Dealers are required to submit orders promptly. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day.

     The offering price for Class I Shares is the net asset value per share. The offering price determined on any day applies to all purchases received by each financial intermediary prior to 4:00 p.m. New York time on any business day. Purchase orders received by financial intermediaries after that time will be filled at the next determined offering price.

         The sale of shares will be suspended (1) during any period when net asset value determination is suspended, or (2) when the Distributor judges it is in the Trust's best interest to do so.

  "What about confirmations and share certificates?"

         A statement will be mailed to you confirming each purchase of Class Y Shares in the Trust. Additionally, your account at the Agent will be credited in full and fractional shares (rounded to the nearest 1/1000th of a share). Financial intermediaries will confirm purchases of Class I Shares. The Trust will not issue certificates for Class Y Shares or Class I Shares.

"Is there a Distribution Plan or a Services Plan?"

         The Trust has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 in order to:

     (i) permit the Trust to finance activities primarily intended to result in the sale of its shares;

     (ii) permit the Manager, out of its own funds, to make payment for distribution expenses; and

     (iii)protect the Trust against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

         No payments are made under the Plan out of assets represented by Class Y Shares.


         Pursuant to the Plan, the Trust makes payments with respect to Class I Shares under agreements to certain broker/dealers and other qualified recipients.


         These payments (currently 0.10 of 1%) may not exceed 0.25 of 1% of the average annual net assets represented by the Class I Shares of the Trust. Such payments can be made only out of the Trust's assets allocable to the Class I Shares. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder Services Plan for Class I Shares

         The Trust's Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class I shareholders and/or maintain their accounts. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by Class I Shares. Payment is made only out of the Trust's assets represented by Class I Shares. No payments are made with respect to assets represented by Class Y Shares.

"Transfer on Death" ("TOD") Registration (Not available for Class I Shares)

         If you own Class Y Shares, the Trust generally permits "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker-dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquilasm Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules. This service is not available for Class I Shares.

                           Dividends and Distributions

"How are dividends and distributions determined?"

         The Trust pays dividends and other distributions with respect to each class of shares. The Trust calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Trust since the previous dividend declaration, less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Trust purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because the Trust's income varies, so will the Trust's dividends. There is no fixed dividend rate. It is expected that most of the Trust's dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Trust will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

         Redeemed shares continue to earn dividends through and including the earlier of:

     1. the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House or the Agent or paid by the Agent to a selected dealer; or

     2. the third day the New York Stock Exchange is open after the day the net asset value of the redeemed shares was determined.

         The Trust's present policy is to pay dividends so they will be received or credited by approximately the first day of each month.

  "How are dividends and distributions paid?"

         Dividends and distributions will automatically be reinvested in full and fractional shares of the Trust of the same class at net asset value on the record date for the dividend or distribution, unless you elect otherwise.

         If you own or purchase Class Y Shares, you may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of dividends or distributions deposited, without charge, by electronic funds transfers into your account at a financial institution, if it is a member of the Automated Clearing House.


         You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

         All arrangements for the payment of dividends and distributions with respect to Class I Shares, including reinvestment of dividends, must be made through financial intermediaries.

         All Class Y shareholders, whether their dividends or distributions are received in cash or reinvested, will receive a monthly statement indicating the current status of their investment account with the Trust. Financial intermediaries provide their own statements of Class I Shares accounts.

         If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Trust may be required to impose backup withholding upon payment of redemptions to shareholders, and on capital gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends." The current backup withholding rate is 31%; it will become 30% for payments made after January 1, 2002.


                                 Tax Information

         Net investment income includes income from Arizona Obligations in the portfolio that the Trust allocates as "exempt-interest dividends." Such dividends are exempt from regular Federal income tax. The Trust will allocate exempt-interest dividends by applying one designated percentage to all income dividends it declares during its tax year. It will normally make this designation in the first month following its fiscal year end for dividends paid in the prior year.

         It is possible that a portion of the distributions paid by the Trust in excess of its net tax-exempt income will be subject to Federal and Arizona income taxes. During the Trust's fiscal year ended June 30, 2001, 98.03% of the Trust's dividends were exempt-interest dividends. For the calendar year 2000, of total dividends paid on Class Y Shares, 0.94% were taxable as ordinary income, 0% were taxable as long-term capital gains and the rest were exempt-interest dividends. No Class I Shares were outstanding during that period..

         Net capital gains of the Trust, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Trust may also pay supplemental distributions after the end of its fiscal year. If net capital losses are realized in any year, they are charged against capital and not against net investment income, which is distributed regardless of gains or losses.

         The Trust intends to qualify during each fiscal year under the Internal Revenue Code to pay exempt-interest dividends to its shareholders. Exempt-interest dividends derived from net income earned by the Trust on Arizona Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in "exempt-interest dividends." Although exempt-interest dividends are not taxed, each taxpayer must report the total amount of tax-exempt interest (including exempt-interest dividends from the Trust) received or acquired during the year.

         The Trust will treat as ordinary income in the year received certain gains on Arizona Obligations it acquired after April 30, 1993 and sells for less than face or redemption value. Those gains will be taxable to you as ordinary income, if distributed.

         Capital gains dividends (net long-term gains over net short-term losses) which the Trust distributes and so designates are reportable by shareholders as gains from the sale or exchange of a capital asset held for more than a year. This is the case whether the shareholder reinvests the distribution in shares of the Trust or receives it in cash, regardless of the length of time the investment is held.

         Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Trust are not distributed, but are carried forward by the Trust to offset gains in later years and reduce future capital gains dividends and amounts taxed to shareholders.

         The Trust's gains or losses on sales of Arizona Obligations will be deemed long- or short-term depending upon the length of time the Trust holds these obligations.

         You will receive information on the tax status of the Trust's dividends and distributions annually.

Special Tax Matters

         Under the Internal Revenue Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Trust may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Trust may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

         A portion of Social Security or railroad retirement benefits you or your spouse may be receiving may become taxable if you receive exempt-interest dividends from the Trust.

         If you, or someone related to you, is a "substantial user" of facilities financed by industrial development or private activity bonds, you should consult your own tax adviser before purchasing shares of the Trust.

         Interest from all Arizona Obligations is tax-exempt for purposes of computing the shareholder's regular tax. However, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax ("AMT"). Whether or not that computation will result in a tax will depend on the entire content of your return. The Trust will not invest more than 20% of its assets in the types of Arizona Obligations that pay interest subject to AMT. An adjustment required by the Internal Revenue Code will tend to make it more likely that corporate shareholders will be subject to AMT. They should consult their tax advisers.

"What should I know about Arizona taxes?"

         Under existing law, shareholders of the Trust will not be subject to Arizona income tax on exempt-interest dividends received from the Trust to the extent that such dividends are attributable to interest on tax-exempt obligations of the State of Arizona and its political subdivisions ("Local Obligations") or on obligations issued by or under the authority of the Territories of Guam, Northern Mariana Islands, Puerto Rico and the Virgin Islands ("Territorial Obligations"). Other distributions from the Trust, including those related to long-term and short-term capital gains, will be subject to Arizona income tax.

         In the event that interest paid on any Local Obligation is determined to be includable in federal gross income, the Trust believes that exempt-interest dividends received by the shareholders of the Trust attributable to interest on Local Obligations will, nevertheless, not be subject to Arizona income taxes.

         Although interest on Territorial Obligations is included in Arizona gross income by Arizona law, applicable federal laws specifically exempt such income from state and local taxation. The Trust believes that applicable federal laws will preempt any contrary result under Arizona law, such that exempt-interest dividends attributable to interest paid on these obligations will be exempt from Arizona income taxes.

         Arizona law does not permit a deduction for interest paid or accrued on indebtedness incurred or continued to purchase or carry obligations, the interest on which is exempt from Arizona income tax.

     Shareholders of the Trust should consult their tax advisers about other state and local tax consequences of their investment in the Trust.

                            TAX-FREE TRUST OF ARIZONA
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


         The financial highlights table is intended to help you understand the Trust's financial performance for the designated periods of the Trust's operations for the past five years. Certain information reflects financial results for a single Trust share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Trust (assuming reinvestment of all dividends and distributions). No historical information exists for Class I Shares, none of which were outstanding during the periods indicated. This information has been audited by KPMG LLP, whose report, along with the Trust's financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request.


                               Class Y
                             Year Ended June 30,
                        2001    2000    1999    1998    1997

Net Asset Value,
  Beginning of Year... $10.20  $10.53  $10.89  $10.59  $10.38
Income from Investment
  Operations:
  Net investment
      income..........   0.52    0.52    0.51    0.58    0.70
  Net gain (loss) on
    securities (both
    realized and
    unrealized).......   0.32   (0.28)  (0.26)   0.31    0.21
  Total from Investment
    Operations........   0.84    0.24    0.25    0.89    0.91

Less Distributions:
  Dividends from net
    investment income.  (0.53)  (0.53)  (0.53)  (0.59)  (0.70)
  Distributions from
    capital gains.....    -     (0.04)  (0.08)    -      -
  Total Distributions.  (0.53)  (0.57)  (0.61)  (0.59)  (0.70)

Net Asset Value, End
  of Year............. $10.51  $10.20  $10.53  $10.89  $10.59

Total Return (not
  reflecting sales
  charge)..........      8.35%   2.45%   2.28%   8.63%   9.10%
Ratios/Supplemental Data
  Net Assets, End of Year
   (in thousands)...... $1,679  $1,738  $2,450   $57    $0.10
  Ratio of Expenses to
    Average Net
    Assets........       0.56%   0.55%   0.56%   0.58%   0.58%
  Ratio of Net Investment
    Income to Average Net
    Assets........       4.94%   5.10%   4.87%   4.96%   5.17%

Portfolio Turnover
  Rate............      16.92%  21.35%  16.66%  19.68%  19.98%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

  Ratio of Expenses
   to Average Net
   Assets............    0.54%   0.54%   0.55%   0.57%   0.57%

  Inside Back Cover

Manager and Founder

  Aquila Management Corporation
  380 Madison Avenue, Suite 2300
  New York, New York 10017

  Investment Sub-Adviser
  Banc One Investment Advisors Corporation
  Banc One Center
  8800 N. Gainey Center Drive
  Scottsdale, AZ 85258

  Board of Trustees
  Lacy B. Herrmann, Chairman
  Arthur K. Carlson
  Thomas W. Courtney
  William L. Ensign
  Diana P. Herrmann
  John C. Lucking
  Anne J. Mills

  Officers
  Diana P. Herrmann, President
  Kimball L. Young, Senior Vice President
  Alan R. Stockman, Vice President
  Rose F. Marotta, Chief Financial Officer
  Joseph P. DiMaggio, Treasurer
  Edward M.W. Hines, Secretary

  Distributor
  Aquila Distributors, Inc.
  380 Madison Avenue, Suite 2300
  New York, New York 10017

  Transfer and Shareholder Servicing Agent
  PFPC Inc.
  400 Bellevue Parkway
  Wilmington, DE 19809

  Custodian
  Bank One Trust Company, N.A.
  100 East Broad Street
  Columbus, Ohio 43271

  Independent Auditors
  KPMG LLP
  757 Third Avenue
  New York, New York 10017

  Counsel
  Hollyer Brady Smith & Hines LLP
  551 Fifth Avenue
  New York, New York 10176

  Back Cover

         This Prospectus concisely states information about the Trust that you should know before investing. A Statement of Additional Information about the Trust (the "SAI") has been filed with the Securities and Exchange Commission. The SAI contains information about the Trust and its management not included in this Prospectus. The SAI is incorporated by reference in its entirety in this Prospectus. Only when you have read both this Prospectus and the SAI are all material facts about the Trust available to you.

         You can get additional information about the Trust's investments in the Trust's annual and semi-annual reports to shareholders. In the Trust's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year. You can get the SAI and the Trust's annual and semi-annual reports without charge upon request by calling 800-437-1000 (toll free).

         In addition, you can review and copy information about the Trust (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 202-942-8090. Reports and other information about the Trust are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.


The file number under which the Trust is registered with the SEC under the Investment Company Act of 1940 is 811-4503

TAX-FREE TRUST
OF ARIZONA
[LOGO]
A tax-free
income investment

One of The
Aquilasm Group of Funds

PROSPECTUS

To receive a free copy of the Trust's SAI, annual or semi-annual report, or other information about the Trust, or to make shareholder inquiries call:

                   the Trust's Shareholder Servicing Agent at
                             800-437-1000 toll free

                              or you can write to:

                                    PFPC Inc
                              400 Bellevue Parkway
                              Wilmington, DE 19809

For general inquiries & yield information, call 800-437-1020 or 212-697-6666


This Prospectus should be read and retained for future reference

                                     Aquila
                            Tax-Free Trust of Arizona
                          380 Madison Avenue Suite 2300
                               New York, NY 10017

                                  800-437-1020
                                  212-697-6666

Statement of Additional Information                      October 24, 2001


         This Statement of Additional Information (the "SAI") is not a Prospectus. There are two Prospectuses for the Trust dated October 24, 2001: one Prospectus describes Front-Payment Class Shares ("Class A Shares") and Level-Payment Class Shares ("Class C Shares") of the Trust and the other describes Institutional Class Shares ("Class Y Shares") and Financial Intermediary Class Shares ("Class I Shares") of the Trust. References in this SAI to "the Prospectus" refer to either of these Prospectuses. The SAI should be read in conjunction with the Prospectus for the class of shares in which you are considering investing. Either or both Prospectuses may be obtained from the Trust's Shareholder Servicing Agent, PFPC Inc., by writing to it at: 400 Bellevue Parkway, Wilmington, DE 19809 or by calling:

                             800-437-1000 toll free

 or from Aquila Distributors, Inc., the Trust's Distributor, by writing to it at

               380 Madison Avenue, Suite 2300, New York, NY 10017
                      or by calling 800-437-1020 toll free
                                 or 212-697-6666

Financial Statements

         The financial statements for the Trust for the year ended June 30, 2001, which are contained in the Annual Report for that fiscal year, are hereby incorporated by reference into this SAI. Those financial statements have been audited by KPMG LLP, independent auditors, whose report thereon is incorporated herein by reference. The Annual Report of the Trust can be obtained without charge by calling any of the toll-free numbers listed above. The Annual Report will be delivered with the SAI.


TABLE OF CONTENTS

Trust History..............................................................2
Investment Strategies and Risks............................................2
Trust Policies.............................................................6
Management of the Trust....................................................8
Ownership of Securities...................................................13
Investment Advisory and Other Services....................................13
Brokerage Allocation and Other Practices..................................26
Capital Stock.............................................................26
Purchase, Redemption, and Pricing of Shares...............................28
Additional Tax Information................................................36
Underwriters..............................................................36
Performance...............................................................37
Appendix A................................................................41


                            Tax-Free Trust of Arizona

                       Statement of Additional Information

                                  Trust History

         The Trust is a Massachusetts business trust formed in 1986.

         The Trust is an open-end, non-diversified management investment company.

                         Investment Strategies and Risks

Ratings

         The ratings assigned by the nationally recognized statistical rating organizations, currently Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Fitch Investors Service ("Fitch"), represent their respective opinions of the quality of the municipal bonds and notes which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield.

         Rating agencies consider municipal obligations rated in the fourth highest credit rating to be of medium quality. Thus, they may present investment risks which do not exist with more highly rated obligations. Such obligations possess less attractive investment characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds.

         See Appendix A to this SAI for further information about the ratings of these organizations that apply to the various rated Arizona Obligations which the Trust may purchase.


         The table below gives information as to the percentage of Trust net assets invested as of June 30, 2001 in Arizona Obligations in the various rating categories:

Highest rating (1)....................................................61.7%
Second highest rating (2).............................................24.0%
Third highest rating (3)...............................................7.4%
Fourth highest rating (4)..............................................5.7%
Not rated:............................................................ 1.2%
                                                                      -----
                                                                     100.0%

(1) Aaa of Moody's or AAA of S&P or Fitch.
(2) Aa of Moody's or AA of S&P or Fitch.
(3) A of Moody's or A of S&P or Fitch.
(4) Baa of Moody's or BBB of S&P or Fitch.

Municipal Bonds

         The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer's power to levy unlimited general taxes. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

         Since the Trust may invest in industrial development bonds or private activity bonds, the Trust may not be an appropriate investment for entities that are "substantial users" of facilities financed by those bonds or for investors who are "related persons" of such users. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) owns directly or indirectly in the aggregate more than 50 percent of the equity of a corporation or is a partner of a partnership which is a "substantial user" of a facility financed from the proceeds of those bonds. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses a part of a facility" financed from the proceeds of industrial development or private activity bonds.

         As indicated in the Prospectus, there are certain Arizona Obligations the interest on which is subject to the Federal alternative minimum tax on individuals. While the Trust may purchase these obligations, it may, on the other hand, refrain from purchasing particular Arizona Obligations due to this tax consequence. Also, as indicated in the Prospectus, the Trust will not purchase obligations of Arizona issuers the interest on which is subject to regular Federal income tax. The foregoing may reduce the number of issuers of obligations which are available to the Trust.


When-Issued and Delayed Delivery Obligations

         The Trust may buy Arizona Obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on the Arizona Obligations are fixed on the transaction date. At the time the Trust makes the commitment to purchase Arizona Obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such Arizona Obligations in determining its net asset value. The Trust will make commitments for such when-issued transactions only when it has the intention of actually acquiring the Arizona Obligations.

Determination of the Marketability of Certain Securities

         In determining marketability of floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) the Board of Trustees will consider the following factors, not all of which may be applicable to any particular issue: the quality, maturity and coupon rate of the issue, ratings received from the nationally recognized statistical rating organizations and any changes or prospective changes in such ratings, the likelihood that the issuer will continue to appropriate the required payments for the issue, recent purchases and sales of the same or similar issues, the general market for municipal securities of the same or similar quality, the Sub-Adviser's opinion as to marketability of the issue and other factors that may be applicable to any particular issue.

Futures Contracts and Options

         Although the Trust does not presently do so and may in fact never do so, it is permitted to buy and sell futures contracts relating to municipal bond indices ("Municipal Bond Index Futures") and to U.S. Government securities ("U.S. Government Securities Futures," together referred to as "Futures"), and exchange-traded options based on Futures as a possible means of protecting the asset value of the Trust during periods of changing interest rates. The following discussion is intended to explain briefly the workings of Futures and options on them which would be applicable if the Trust were to use them.

         Unlike when the Trust purchases or sells an Arizona Obligation, no price is paid or received by the Trust upon the purchase or sale of a Future. Initially, however, when such transactions are entered into, the Trust will be required to deposit with the futures commission merchant ("broker") an amount of cash or Arizona Obligations equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying index or security fluctuates making the Future more or less valuable, a process known as marking to market. Insolvency of the broker may make it more difficult to recover initial or variation margin. Changes in variation margin are recorded by the Trust as unrealized gains or losses. Margin deposits do not involve borrowing by the Trust and may not be used to support any other transactions. At any time prior to expiration of the Future, the Trust may elect to close the position by taking an opposite position which will operate to terminate the Trust's position in the Future. A final determination of variation margin is then made. Additional cash is required to be paid by or released to the Trust and it realizes a gain or a loss. Although Futures by their terms call for the actual delivery or acceptance of cash, in most cases the contractual obligation is fulfilled without having to make or take delivery. All transactions in the futures markets are subject to commissions payable by the Trust and are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. Although the Trust intends to buy and sell Futures only on an exchange where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular Future at any particular time. In such event, or in the event of an equipment failure at a clearing house, it may not be possible to close a futures position.

         Municipal Bond Index Futures currently are based on a long-term municipal bond index developed by the Chicago Board of Trade ("CBT") and The Bond Buyer (the "Municipal Bond Index"). Financial Futures contracts based on the Municipal Bond Index began trading on June 11, 1985. The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody's or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

         The Municipal Bond Index Futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

         There are at present U.S. Government Securities Futures contracts based on long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills. U.S. Government Securities Futures have traded longer than Municipal Bond Index Futures, and the depth and liquidity available in the trading markets for them are in general greater.

         Call Options on Futures Contracts. The Trust may also purchase and sell exchange-traded call and put options on Futures. The purchase of a call option on a Future is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the Future upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Trust may purchase a call option on a Future to hedge against a market advance when the Trust is not fully invested.

         The writing of a call option on a Future constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Future. If the price at expiration of the Future is below the exercise price, the Trust will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Trust's portfolio holdings.

         Put Options on Futures Contracts. The purchase of put options on a Future is analogous to the purchase of protective put options on portfolio securities. The Trust may purchase a put option on a Future to hedge the Trust's portfolio against the risk of rising interest rates.

         The writing of a put option on a Future constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the Future. If the Future price at expiration is higher than the exercise price, the Trust will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Trust intends to purchase.

         The writer of an option on a Future is required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a Future involves risks similar to those relating to Futures.

Risk Factors in Futures Transactions and Options

         One risk in employing Futures or options on Futures to attempt to protect against the price volatility of the Trust's Arizona Obligations is that the Sub-Adviser could be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place. For example, if the Trust sold a Future in anticipation of an increase in interest rates, and then interest rates went down instead, the Trust would lose money on the sale.

         Another risk as to Futures or options on them arises because of the imperfect correlation between movement in the price of the Future and movements in the prices of the Arizona Obligations which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Trust's portfolio diverges from the municipal bonds included in the applicable index or from the securities underlying the U.S. Government Securities Futures. The price of the Future or option may move more than or less than the price of the Arizona Obligations being hedged. If the price of the Future or option moves less than the price of the Arizona Obligations which are the subject of the hedge, the hedge will not be fully effective but, if the price of the Arizona Obligations being hedged has moved in an unfavorable direction, the Trust would be in a better position than if it had not hedged at all. If the price of the Arizona Obligations being hedged has moved in a favorable direction, this advantage will be partially offset by the Future or option. If the price of the Future or option has moved more than the price of the Arizona Obligations, the Trust will experience either a loss or gain on the Future or option which will not be completely offset by movements in the price of the Arizona Obligations which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the Arizona Obligations being hedged and movements in the price of the Futures or options, the Trust may buy or sell Futures or options in a greater dollar amount than the dollar amount of the Arizona Obligations being hedged if the historical volatility of the prices of the Arizona Obligations being hedged is less than the historical volatility of the debt securities underlying the hedge. It is also possible that, where the Trust has sold Futures or options to hedge its portfolio against decline in the market, the market may advance and the value of the Arizona Obligations held in the Trust's portfolio may decline. If this occurred the Trust would lose money on the Future or option and also experience a decline in value of its portfolio securities.

         Where Futures or options are purchased to hedge against a possible increase in the price of Arizona Obligations before the Trust is able to invest in the Arizona Obligations in an orderly fashion, it is possible that the market may decline instead; if the Trust then decides not to invest in the Arizona Obligations at that time because of concern as to possible further market decline or for other reasons, the Trust will realize a loss on the Futures or options that is not offset by a reduction in the price of the Arizona Obligations which it had anticipated purchasing.

         The particular municipal bonds comprising the index underlying Municipal Bond Index Futures will vary from the bonds held by the Trust. The correlation of the hedge with such bonds may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Trust's investments as compared to those comprising the Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time, as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between U.S. Government Securities Futures and the municipal bonds held by the Trust may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such Futures and the prices of Municipal Bonds held by the Trust may be greater.

         Trading in Municipal Bond Index Futures may be less liquid than trading in other Futures. The trading of Futures and options is also subject to certain market risks, such as inadequate trading activity or limits on upward or downward price movements which could at times make it difficult or impossible to liquidate existing positions.

Regulatory Aspects of Futures and Options

         The Trust will, due to requirements under the Investment Company Act of 1940 (the "1940 Act"), deposit in a segregated account Arizona Obligations maturing in one year or less or cash, in an amount equal to the fluctuating market value of long Futures or options it has purchased, less any margin deposited on long positions.

         The Trust must operate as to its long and short positions in Futures in conformity with restrictions it has committed to pursuant to a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act (the "CEA") to be eligible for the exclusion provided by the CFTC Rule from qualification as a "commodity pool operator" (as defined under the CEA). Under these restrictions the Trust will not, as to any positions, whether long, short or a combination thereof, enter into Futures or options for which the aggregate initial margins and premiums paid for options exceed 5% of the fair market value of its assets. Under the restrictions, the Trust also must, as to its short positions, use Futures and options solely for bona-fide hedging purposes within the meaning and intent of the applicable provisions under the CEA. As to the Trust's long positions which are used as part of its portfolio strategy and are incidental to its activities in the underlying cash market, the "underlying commodity value" (see below) of its Futures must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other U.S. dollar-denominated high quality short-term money market instruments so set aside, plus any funds deposited as margin; (ii) cash proceeds from existing investments due in 30 days and (iii) accrued profits held at the futures commission merchant. (There is described above the segregated account which the Trust must maintain as to its Futures and options activities due to requirements other than those described in this paragraph; the Trust will, as to long positions, be required to abide by the more restrictive of the two requirements.) The "underlying commodity value" of a Future or option is computed by multiplying the size of the Future by the daily settlement price of the Future or option.

         The "sale" of a Future means the acquisition by the Trust of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the value of the index or government security at the close of the last trading day of the Future and the price at which the Future is originally struck (which the Trust anticipates will be lower because of a subsequent rise in interest rates and a corresponding decline in the index value). This is referred to as having a "short" Futures position. The "purchase" of a Future means the acquisition by the Trust of a right to take delivery of such an amount of cash. In this case, the Trust anticipates that the closing value will be higher than the price at which the Future is originally struck. This is referred to as having a "long" futures position. No physical delivery of the bonds making up the index or the U.S. government securities, as the case may be, is made as to either a long or a short futures position.

                                 Trust Policies

Investment Restrictions

         The Trust has a number of policies concerning what it can and cannot do. Those that are called fundamental policies cannot be changed unless the holders of a "majority" (as defined in the 1940 Act) of the Trust's outstanding shares vote to change them. Under the 1940 Act, the vote of the holders of a "majority" of the Trust's outstanding shares means the vote of the holders of the lesser of (a) 67% or more of the Trust's shares present at a meeting or represented by proxy if the holders of more than 50% of its shares are so present or represented; or (b) more than 50% of the Trust's outstanding shares. Those fundamental policies not set forth in the Prospectus are set forth below:

1. The Trust invests only in certain limited securities.

         The Trust cannot buy any securities other than Arizona Obligations (discussed under "Investment of the Trust's Assets" in the Prospectus and in "Investment Strategies and Risks" in the SAI), Municipal Bond Index Futures, U.S. Government Securities Futures and options on such Futures; therefore the Trust cannot buy any voting securities, any commodities or commodity contracts other than Municipal Bond Index Futures and U.S. Government Securities Futures, any mineral related programs or leases, any shares of other investment companies or any warrants, puts, calls or combinations thereof other than on Futures.

         The Trust cannot purchase or hold the securities of any issuer if, to its knowledge, Trustees, Directors or officers of the Fund, its Adviser or Sub-Adviser who individually own beneficially more than 0.5% of the securities of that issuer, together own in the aggregate more than 5% of such securities.

         The Trust cannot buy real estate or any non-liquid interests in real estate investment trusts; however, it can buy any securities which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

2. The Trust does not buy for control.

         The Trust cannot invest for the purpose of exercising control or management of other companies.

3. The Trust does not sell securities it does not own or borrow from brokers to buy securities.

         Thus, it cannot sell short or buy on margin; however, the Trust can make margin deposits in connection with the purchase or sale of Municipal Bond Index Futures, U.S. Government Securities Futures and options on them, and can pay premiums on these options.

4. The Trust is not an underwriter.

         The Trust cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, it cannot invest in restricted securities. Restricted securities are securities which cannot freely be sold for legal reasons.

5. The Trust has industry investment requirements.

         The Trust cannot buy the obligations of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers of that industry; the Trust will consider that a non-governmental user of facilities financed by industrial development bonds is an issuer in an industry.

6. The Trust cannot make loans.

         The Trust can buy those Arizona Obligations which it is permitted to buy; this is investing, not making a loan. The Trust cannot lend its portfolio securities.

7. The Trust can borrow only in limited amounts for special purposes.

         The Trust can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. However, this shall not prohibit margin arrangements in connection with the purchase or sale of Municipal Bond Index Futures, U.S. Government Securities Futures or options on them, or the payment of premiums on those options. Interest on borrowings would reduce the Trust's income.

         Except in connection with borrowings, the Trust will not issue senior securities.

         The Trust will not purchase any Arizona Obligations, Futures or options on Futures while it has any outstanding borrowings which exceed 5% of the value of its total assets.

         As a fundamental policy, at least 80% of the Trust's net assets will be invested in Arizona Obligations the income paid upon which will not be subject to the alternative minimum tax; accordingly, the Trust can invest up to 20% of its net assets in obligations that are subject to the Federal alternative minimum tax.

Portfolio Turnover

         A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average value of such securities during the year, excluding certain short-term securities. Since the turnover rate of the Trust will be affected by a number of factors, the Trust is unable to predict what rate the Trust will have in any particular period or periods, although such rate is not expected to exceed 100%. However, the rate could be substantially higher or lower in any particular period.

                             Management of the Trust

The Board of Trustees

         The business and affairs of the Trust are managed under the direction and control of its Board of Trustees. The Board of Trustees has authority over every aspect of the Trust's operations, including approval of the advisory and sub-advisory agreements and their annual renewal, the contracts with all other service providers and payments under the Trust's Distribution Plan and Shareholder Services Plan.

Trustees and Officers

         The Trustees and officers of the Trust, their ages, their affiliations, if any, with the Manager or the Distributor and their principal occupations during at least the past five years are set forth below. None of the Trustees or officers of the Trust is affiliated with the Sub-Adviser. Mr. Herrmann is an interested person of the Trust as that term is defined in the 1940 Act as an officer of the Trust and a director, officer and shareholder of the Manager and as a shareholder and director of the Distributor. Ms. Herrmann is an interested person of the Trust as an officer of the Trust, as a director, officer and shareholder of the Manager and as a shareholder and director of the Distributor. Each is also an interested person as a member of the immediate family of the other. Mr. Carlson is an interested person as a security holder of the Sub-Adviser's parent, BANC ONE CORPORATION. They are so designated by an asterisk.

         In the following material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Capital Cash Management Trust and Capital Cash U.S. Government Securities Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; this Trust, Hawaiian Tax-Free Trust, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; and Aquila Cascadia Equity Fund and Aquila Rocky Mountain Equity Fund are called the "Aquila Equity Funds."

Name, Position
with the Trust,
Address, Age                     Business Experience


Lacy B. Herrmann*                Founder and Chairman of the Board of Aquila
Chairman of the                  Management Corporation, the sponsoring
Board of Trustees                organization and Manager or Administrator
380 Madison Avenue               and/or Adviser or Sub-Adviser to the
New York, NY                     Aquila Money-Market Funds, the Aquila Bond
10017                            Funds and the Aquila Equity Funds,
Age: 72                          and Founder, Chairman of the Board of Trustees
                                 and (currently or until 1998) President of each since its establishment, beginning in 1984; Director of
                                 Aquila Distributors, Inc.,
                                 distributor of the above funds,
                                 since 1981 and formerly Vice
                                 President or Secretary, 1981-1998;
                                 President and a Director of STCM
                                 Management Company, Inc., sponsor
                                 and sub-adviser to Capital Cash
                                 Management Trust and Capital Cash
                                 U.S. Government Securities Trust;
                                 Founder and Chairman of several
                                 other money market funds; Director
                                 or Trustee of OCC Cash Reserves,
                                 Inc. and Quest For Value
                                 Accumulation Trust, and Director or
                                 Trustee of Oppenheimer Quest Value
                                 Fund, Inc., Oppenheimer Quest Global
                                 Value Fund, Inc. and Oppenheimer
                                 Rochester Group of Funds, each of
                                 which is an open-end investment
                                 company; Trustee of Brown
                                 University, 1990-1996 and currently
                                 Trustee Emeritus; actively involved
                                 for many years in leadership roles
                                 with university, school and
                                 charitable organizations.

Arthur K. Carlson*               Retired; Advisory Director of the Renaissance
Trustee                          Companies (design and construction companies
8702 North Via La Serena         of commercial, industrial and upscale
Paradise Valley,                 residential properties) since 1996; Senior
AZ 85253                         Vice President and Manager of the Trust
Age: 79                          Division of The Valley National Bank of
                                 Arizona, 1977-1987; Trustee of Hawaiian Tax-
                                 Free Trust, Tax-Free Trust of
                                 Arizona and Pacific Capital Cash
                                 Assets Trust since 1987, of Pacific
                                 Capital Tax-Free Cash Assets Trust
                                 and Pacific Capital U.S. Government
                                 Securities Cash Assets Trust since
                                 1988, of Aquila Rocky Mountain
                                 Equity Fund since 1993 and of
                                 Tax-Free Fund of Colorado,
                                 1987-2000; previously Vice
                                 President of Investment Research at
                                 Citibank, New York City, and prior
                                 to that Vice President and Director
                                 of Investment Research of Irving
                                 Trust Company, New York City; past
                                 President of The New York Society
                                 of Security Analysts and currently
                                 a member of the Phoenix Society of
                                 Financial Analysts; formerly
                                 Director of the Financial Analysts
                                 Federation; past Chairman of the
                                 Board and past Director of Mercy
                                 Healthcare of Arizona, Phoenix,
                                 Arizona; Director of Northern
                                 Arizona University Foundation since
                                 1990, presently or formerly an
                                 officer and/or director of various
                                 other community and professional
                                 organizations.

Thomas W. Courtney               President of Courtney Associates, Inc.,
Trustee                          a venture capital firm, since 1988; General
P. O. Box 580                    Partner of Trivest Venture Fund, 1983-1988;
Sewickley, PA  15143             President of Federated Investment Counseling
Age: 68                          Inc., 1975-1982; formerly a Director of the
                                 Financial Analysts Federation; Trustee of
                                 Hawaiian Tax-Free Trust and Pacific
                                 Capital Cash Assets Trust since
                                 1984, of Tax-Free Trust of Arizona
                                 since 1986 and of Pacific Capital
                                 Tax-Free Cash Assets Trust and
                                 Pacific Capital U.S. Government
                                 Securities Cash Assets Trust since
                                 1988; Trustee of numerous
                                 Oppenheimer Capital and Oppenheimer
                                 Management Funds.

William L. Ensign                Planning and Architectural Consultant;
Trustee                          Acting Architect of the United States Capitol
766 Holly                        1995-1997; Assistant Architect of the United
Drive North,                     States Capitol 1980-1995; previously President
Annapolis,                       and CEO, McLeod Ferrara Ensign, an
MD 21401                         international planning and design firm based
Age: 72                          in Washington DC; Fellow and former Director
                                 of the American Institute of Architects;
                                 District of Columbia Zoning
                                 Commissioner 1989-1997; member,
                                 U.S. Capitol Police Board
                                 1995-1997, National Advisory
                                 Council on Historic Preservation
                                 1989-1997, National Capital
                                 Memorial Commission 1989-1997;
                                 Acting Director of the U.S. Botanic
                                 Garden 1995-1997; Trustee, National
                                 Building Museum 1995-1997; Trustee
                                 of Tax-Free Trust of Arizona since
                                 1986 and of Tax-Free Fund For Utah
                                 since 1991; Trustee of Oxford Cash
                                 Management Fund, 1983-1989.

Diana P. Herrmann*               President and Chief Operating Officer of
President and Trustee            the Manager since 1997, a
380 Madison                      Director since 1984, Secretary since 1986
Avenue                           and previously its Executive Vice
New York,                        President, Senior Vice President
NY 10017                         or Vice President, 1986-1997;
Age: 43                          President of various Aquila Bond and
                                 Money-Market Funds since 1998; Assistant
                                 Vice President, Vice President,
                                 Senior Vice President or Executive
                                 Vice President of Aquila
                                 Money-Market, Bond and Equity Funds
                                 since 1986; Trustee of a number of
                                 Aquila Money-Market, Bond and Equity
                                 Funds since 1995; Trustee of Reserve
                                 Money-Market Funds, 1999-2000 and of
                                 Reserve Private Equity Series,
                                 1998-2000; Assistant Vice President
                                 and formerly Loan Officer of
                                 European American Bank, 1981-1986;
                                 daughter of the Trust's Chairman;
                                 Trustee of the Leopold Schepp
                                 Foundation (academic scholarships)
                                 since 1995; actively involved in
                                 mutual fund and trade associations
                                 and in college and other volunteer
                                 organizations.

John C. Lucking                  President, Econ-Linc, an economic consulting
Trustee                          firm, since 1995; Consulting Economist,
7537 North                       Bank One Arizona (formerly Valley National
Central Avenue                   Bank of Arizona) 1994-1996; Chief Economist,
Phoenix, AZ 85020                Valley National Bank of Arizona, 1987-1994;
Age: 58                          Municipal bond analyst and government
                                 securities institutional sales representative,
                                 Valley National Bank of Arizona,
                                 1984-1987; Financial Analyst,
                                 Phelps Dodge Corporation (a mining
                                 company) 1980-1984; Director of New
                                 Mexico and Arizona Land Company
                                 since 1993; Director of Northern
                                 Arizona University Investment
                                 Committee since 1997; Director SANU
                                 Resources and SHRI (privately held
                                 mining and exploration companies)
                                 since 1996; Director: Arizona
                                 Historical Foundation and The
                                 Arizona Mining and Mineral Museum
                                 Foundation. Member: Joint
                                 Legislative Budget Committee
                                 Economic Advisory Panel; Western
                                 Blue Chip Economic Forecast Panel;
                                 The Economic Club of Phoenix; The
                                 Arizona Economic Roundtable; The
                                 National Association of Business
                                 Economists and the National
                                 Association of Corporate Directors;
                                 Trustee of Tax-Free Trust of
                                 Arizona since 1994 and of Tax-Free
                                 Fund of Colorado since 2000.

Anne J. Mills                    President, Loring Consulting Company since
Trustee                          2001; Vice President for Business Affairs
7030 East Shooting               of Ottawa University 1992-2001;
Star Way,                        IBM Corporation, 1965-1991; Budget
Scottsdale, AZ                   Review Officer of the American
85262                            Baptist Churches/USA, 1994-1997;
Age: 62                          Director of the American Baptist Foundation,
                                 1985-1996 and since 1998; Trustee of Brown
                                 University, 1992-1999; Trustee of Churchill
                                 Cash Reserves Trust 1985-2001, of
                                 Tax-Free Trust of Arizona since
                                 1986, of Churchill Tax-Free Fund of
                                 Kentucky, Tax-Free Fund of Colorado
                                 and Capital Cash Management Trust
                                 since 1987 and of Tax-Free Fund For
                                 Utah since 1994.

Kimball L. Young                 Co-manager of the Portfolio of Tax-Free Fund
Senior                           For Utah since 2001; Co-founder of Lewis Young
Vice                             Robertson & Burningham, Inc., a NASD licensed
President                        broker/dealer providing public
2049 Herbert                     finance services to Utah local
Avenue                           governments, 1995-2001; Senior Vice
Salt Lake City,                  President of Tax-Free Trust of Arizona,
UT 84108                         Tax-Free Fund For Utah, Aquila
Age: 55                          Cascadia Equity Fund and Aquila Rocky Mountain
                                 Equity Fund.  Formerly Senior Vice  President-
                                 Public  Finance,  Kemper Securities
                                 Inc., Salt Lake City, Utah.

Alan R. Stockman                 Vice President of Tax-Free Trust of
Vice President                   Arizona and of Aquila Rocky
6560 N. Scottsdale               Mountain Equity Fund since 1999; Bank
Road, Scottsdale                 One, Commercial Client Services
AZ 85253                         representative, 1997-1999; Trader and
Age: 47                          Financial Consultant, National Bank of
                                 Arizona (Zions Investment Securities Inc.),
                                 Phoenix, Arizona 1996-1997; Vice
                                 President and Investment Department Manager,
                                 National Bank of Alaska, Anchorage,
                                 Alaska 1984-1995.

Rose F. Marotta                  Chief Financial Officer of the Aquila
Chief Financial Officer          Money-Market, Bond and Equity Funds
380 Madison Avenue               since 1991 and Treasurer, 1981-1991;
New York, NY                     formerly Treasurer of the predecessor of
10017                            Capital Cash Management Trust; Treasurer
Age: 77                          and Director of STCM Management Company,
                                 Inc. since 1974; Chief Financial Officer of the Manager since 1984 and of the Distributor, 1985-2000.

Joseph P. DiMaggio               Treasurer of the Aquila Money-Market,
Treasurer                        Bond and Equity Funds; Treasurer of Aquila
380 Madison Avenue               Distributors, Inc. since 2000; Controller of
New York, NY 10017               Van Eck Global Funds, 1993-2000; Mutual
Age: 44                          Fund Accounting Manager of Alliance
                                 Capital Management L.P., 1985-1993.

Lori A Vindigni                  Assistant Vice President of Aquila Management
Assistant Treasurer              Corporation since 1998, Fund Accountant
380 Madison Avenue               for the Aquilasm Group of Funds, 1995-1998;
New York, NY                     Staff Officer and Fund Accountant of
10017                            Citibank Global Asset Management Group of
Age: 34                          Investment Companies, 1994-1995; Fund
                                 Accounting Supervisor of Dean Witter Group of Investment Companies, 1990-1994.

Edward M. W. Hines               Partner of Hollyer Brady Smith & Hines
Secretary                        LLP, attorneys, since 1989 and counsel,
551 Fifth Avenue                 1987-1989; Secretary of the Aquila Money-
New York, NY 10161               Market, Bond and Equity Funds since 1982.
Age: 61

Robert W. Anderson               Compliance Officer of Aquila Management
Assistant Secretary              Corporation since 1998 and Assistant
380 Madison Avenue               Secretary of the Aquila Money-Market,
New York, NY 10017               Bond and Equity Funds since 2000; Consultant,
Age: 61                          The Wadsworth Group, 1995-1998;
                                 Executive Vice President of
                                 Sheffield Management Company
                                 (investment adviser and distributor
                                 of a mutual fund group), 1986-1995.

John M. Herndon                  Assistant Secretary of the Aquila Money-
Assistant Secretary              Market, Bond and Equity Funds since 1995
380 Madison Avenue               and Vice President of the Aquila Money-
New York, NY                     Market Funds since 1990; Vice President of
10017                            the Manager since 1990; Investment
Age: 61                          Services Consultant and Bank Services
                                 Executive of Wright Investors'
                                 Service, a registered investment
                                 adviser, 1983-1989; Member of the
                                 American Finance Association, the
                                 Western Finance Association and the
                                 Society of Quantitative Analysts.


         The Trust does not currently pay fees to any of the Trust's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended June 30, 2001, the Trust paid a total of $74,210 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.


         The Trust is one of the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money- market funds and equity funds. The following table lists the compensation of all Trustees who received compensation from the Trust and the compensation they received during the Trust's fiscal year from other funds in the Aquilasm Group of Funds. None of such Trustees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila group.


                                           Compensation              Number of
                                           from all                  boards on
                        Compensation       funds in the              which the
                        from the           Aquilasm                  Trustee
Name                    Trust              Group                     serves


Arthur K. Carlson        $9,250            $54,600                     7



Thomas W. Courtney      $10,100            $52,250                     5



William L. Ensign       $10,150            $14,000                     2



John C. Lucking         $9,450             $17,950                     2



Anne J. Mills           $9,450             $37,750                     7



                             Ownership of Securities

On October 1, 2001, the following institutional holders held 5% or more of the Trust's outstanding shares. On the basis of information received from the holders the Trust's management believes that all of the shares indicated are held for the benefit of clients

Name and address                    Number of shares          Percent of class
of the holder of
record

Zions First National Bank             22,098
P.O. Box 30880,                       Class Y Shares               10.63%
Salt Lake City, UT

Donaldson Lufkin Jenrette
Securities Corporation,               231,978
P.O. Box 2052,                        Class C Shares               53.35%
Jersey City, NJ
                                      25,224
                                      Class Y Shares               21.13%

Merrill Lynch,
Pierce, Fenner & Smith
4800 Deer Lake Drive East
Jacksonville, FL                      109,670
                                      Class Y Shares               52.78%

Additional 5% shareholders

Margaret Zube
Trustee
7045 Comino De Fosforo                27,626                       13.29%
Tucson, AZ                            Class Y Shares (1)

 (1) Held as Trustee in two Trusts.

Management Ownership

         As of the date of this SAI, all of the Trustees and officers as a group owned less than 1% of its outstanding shares.

                     Investment Advisory and Other Services

Information about the Sub-Adviser, the Manager and the Distributor

Management Fees

         During the fiscal years ended June 30, 2001, 2000 and 1999 the Trust incurred management fees (investment advisory fees) as follows:

                  Manager

2001              $1,496,427

2000              $1,495,669

1999              $1,605,996


         Aquila Distributors, Inc. 380 Madison Avenue, Suite 2300, New York, NY 10017 is the Trust's Distributor. The Distributor currently handles the distribution of the shares of fourteen funds (five money-market funds, seven tax-free municipal bond funds and two equity funds), including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.


         The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family and the balance by current employees of Aquila Management Corporation.

The Advisory and Administration Agreement

         The Advisory and Administration Agreement provides that subject to the direction and control of the Board of Trustees of the Trust, the Manager shall:

     (i) supervise continuously the investment program of the Trust and the composition of its portfolio;

     (ii) determine what securities shall be purchased or sold by the Trust;

     (iii)arrange for the purchase and the sale of securities held in the portfolio of the Trust; and

     (iv) at its expense provide for pricing of the Trust's portfolio daily using a pricing service or other source of pricing information satisfactory to the Trust and, unless otherwise directed by the Board of Trustees, provide for pricing of the Trust's portfolio at least quarterly using another such source satisfactory to the Trust.

         The Advisory and Administration Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization ("Sub-Adviser"), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the "Sub-Advisory Agreement") approved as provided in Section 15 of the 1940 Act. The Manager has delegated all of such functions to the Sub-Adviser in the Sub-Advisory Agreement.

         The Advisory and Administration Agreement also provides that, subject to the direction and control of the Board of Trustees of the Trust, the Manager shall provide all administrative services to the Trust other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Trust under the Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

               (i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Trust;

               (ii) oversee all relationships between the Trust and any sub-adviser, transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Trust and for the sale, servicing or redemption of the Trust's shares;

               (iii) either keep the accounting records of the Trust, including the computation of net asset value per share and the dividends (provided that if there is a Sub-Adviser, daily pricing of the Trust's portfolio shall be the responsibility of the Sub-Adviser under the Sub-Advisory Agreement) or, at its expense and responsibility, delegate such duties in whole or in part to a company satisfactory to the Trust;

               (iv) maintain the Trust's books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Trust's shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Trust;

               (v) prepare, on behalf of the Trust and at the Trust's expense, such applications and reports as may be necessary to register or maintain the registration of the Trust and/or its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time;

               (vi) respond to any inquiries or other communications of shareholders of the Trust and broker/dealers, or if any such inquiry or communication is more properly to be responded to by the Trust's shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent's or distributor's response thereto.

         The Advisory and Administration Agreement contains provisions relating to compliance of the investment program, responsibility of the Manager for any investment program managed by it, allocation of brokerage, and responsibility for errors that are substantially the same as the corresponding provisions in the Sub-Advisory Agreement.

         The Advisory and Administration Agreement provides that the Manager shall, at its own expense, pay all compensation of Trustees, officers, and employees of the Trust who are affiliated persons of the Manager.

         The Trust bears the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any Sub-Adviser shall be paid by the Trust, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses;
(vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Trust or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust; (x) all other expenses incidental to holding meetings of the Trust's shareholders; and (xi) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations for which the Trust may have to indemnify its officers and Trustees.

         The Advisory and Administration Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Trust sixty days' written notice (which notice may be waived by the Trust) and may be terminated by the Trust at any time without penalty upon giving the Manager sixty days' written notice (which notice may be waived by the Manager), provided that such termination by the Trust shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Trust outstanding and entitled to vote. The specific portions of the Advisory and Administration Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940 Act) of the Advisory and Administration Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day shall be reduced to the annual rate of 0.26 of 1% of such net asset value.

The Sub-Advisory Agreement

         The services of the Sub-Adviser are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision and at the Sub-Adviser's expense for pricing of the Trust's portfolio daily using a pricing service or other source of pricing information satisfactory to the Trust and, unless otherwise directed by the Board of Trustees, for pricing of the Trust's portfolio at least quarterly using another such source satisfactory to the Trust. The Sub-Advisory Agreement states that the Sub-Adviser shall, at its expense, provide to the Trust all office space and facilities, equipment and clerical personnel necessary for the carrying out of the Sub-Adviser's duties under the Sub-Advisory Agreement.

         The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Trust as amended from time to time;
(4) any policies and determinations of the Board of Trustees of the Trust; and
(5) the fundamental policies of the Trust, as reflected in its registration statement under the 1940 Act or as amended by the shareholders of the Trust.

         The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager, as defined therein, and to the Trust the benefit of its best judgment and effort in rendering services hereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser. Nothing therein contained shall, however, be construed to protect the Sub-Adviser against any liability to the Trust or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

         The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Trust under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust's Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Trust as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Trust's Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

         The Sub-Advisory Agreement contains provisions regarding brokerage described below under "Brokerage Allocation and Other Practices."

         The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Trust as are required by applicable law and regulation, and agrees that all records which it maintains for the Trust on behalf of the Manager shall be the property of the Trust and shall be surrendered promptly to the Trust or the Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Trust such periodic and special reports as each may reasonably request.

         The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Trust, at the Sub-Adviser's expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Trust all necessary financial information in connection with such adviser's, administrator's or principal underwriter's duties under any agreement between such adviser, administrator or principal underwriter and the Trust. The Sub-Adviser will also pay all compensation of the Trust's officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

         The Sub-Advisory Agreement became effective on May 1, 1998 and provides that it shall, unless terminated as therein provided, continue in effect until the June 30 next preceding the first anniversary of the effective date of the Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually (1) by a vote of the Trust's Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the 1940
Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Trust and by such a vote of the Trustees.

         The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Trust sixty days' written notice (which notice may be waived). It may be terminated by the Manager or the Trust at any time without penalty upon giving the Sub-Adviser sixty days' written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Trust shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Trust outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940
Act) or the termination of the Investment Advisory Agreement. The Sub-Adviser agrees that it will not exercise its termination rights for at least three years from the effective date of the Agreement, except for regulatory reasons.

Underwriting Commissions


         During the fiscal years ended June 30, 2001, 2000 and 1999 the aggregate dollar amount of sales charges on sales of shares in the Trust was $1270, 610, $721,539 and $1,133,195, respectively, and the amount retained by the Distributor was $218,577, $137,591and $212,007 respectively.

         In connection with sales of Class A Shares, the Distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, "Commissions"), in amounts that vary with the size of the sales charge as follows:

         Sales Charge as
         Percentage                         Commissions
         of Public                          as Percentage
         Offering                           of Offering
         Price                              Price

         4.00%                              3.00%
         3.75%                              3.00%
         3.50%                              2.75%
         3.25%                              2.75%
         3.00%                              2.50%
         2.50%                              2.25%

Distribution Plan

         The Trust's Distribution Plan has four parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) and to certain defensive provisions (Part IV).

         For purposes of Parts I, II and III, the Distributor will consider shares which are not Qualified Holdings of broker/dealers unaffiliated with the Manager, Sub-Adviser or Distributor to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.

Provisions Relating to Class A Shares  (Part I)

         Part I of the Plan applies only to the Front-Payment Class Shares ("Class A Shares") of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

         As used in Part I of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Trust, with which the Trust or the Distributor has entered into written agreements in connection with Part I ("Class A Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust's Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

         Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Class A Permitted Payments") to Qualified Recipients, which Class A Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.15 of 1% of the average annual net assets of the Trust represented by the Front-Payment Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Front-Payment Class Shares.

         The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Trust, proxy statements, annual reports, updating prospectuses and other communications from the Trust to its shareholders; receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

         While Part I is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters: (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Trust, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         Part I originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part I of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Front-Payment Class Shares class (or of any predecessor class or category of shares, whether or not designated as a class) and a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Level-Payment Class Shares and/or of any other class whose shares are convertible into Front-Payment Class Shares. Part I has continued, and will, unless terminated as hereinafter provided, continue in effect until the April 30 next succeeding such effectiveness, and from year to year thereafter only so long as such continuance is specifically approved at least annually by the Trust's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940
Act) of the outstanding voting securities of the Trust to which Part I applies.
Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by
Part I as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

         In the case of a Qualified Recipient which is a principal underwriter of the Trust, the Class A Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Trust, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Trust's Distribution Plan in effect prior to April 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.

Provisions Relating to Class C Shares (Part II)

         Part II of the Plan applies only to the Level-Payment Shares Class ("Class C Shares") of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

         As used in Part II of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Trust, with which the Trust or the Distributor has entered into written agreements in connection with Part II ("Class C Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust's Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

         Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Class C Permitted Payments") to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Trust represented by the Level- Payment Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Trust, proxy statements, annual reports, updating prospectuses and other communications from the Trust to its shareholders; receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

         While Part II is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters: (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Trust, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         Part II originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part II of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Level-Payment Class Shares. Part II has continued, and will, unless terminated as therein provided, continue in effect until the April 30 next succeeding such effectiveness, and from year to year thereafter only so long as such continuance is specifically approved at least annually by the Trust's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Trust to which Part II applies. Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

         In the case of a Qualified Recipient which is a principal underwriter of the Trust, the Class C Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Trust, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Trust's Distribution Plan in effect prior to April 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.

Provisions Relating to Class I Shares (Part III)

         Part III of the Plan applies only to the Financial Intermediary Class Shares ("Class I Shares") of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

         As used in Part III of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Trust, with which the Trust or the Distributor has entered into written agreements in connection with Part III ("Class I Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust's Class I Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

         Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Class I Permitted Payments") to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), at a rate fixed from time to time by the Board of Trustees, initially 0.10 of 1% of the average annual net assets of the Trust represented by the Class I Shares, but not more than 0.25 of 1% of such assets. Such payments shall be made only out of the Trust's assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) the amount of Class I Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Trust, proxy statements, annual reports, updating prospectuses and other communications from the Trust to its shareholders; receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

         While Part III is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Trust, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         Part III originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part III of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Class I Shares Class. Part III has continued, and will, unless terminated as thereinafter provided, continue in effect until the April 30 next succeeding such effectiveness, and from year to year thereafter only so long as such continuance is specifically approved at least annually by the Trust's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part III may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Trust to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

         In the case of a Qualified Recipient which is a principal underwriter of the Trust, the Class I Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Trust, the Class I Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Trust's Distribution Plan in effect prior to April 1, 1996 or (ii) Class I Plan Agreements entered into thereafter.

Defensive Provisions (Part IV)

         Another part of the Plan (Part IV) states that if and to the extent that any of the payments listed below are considered to be "primarily intended to result in the sale of" shares issued by the Trust within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Trust or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Trust's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Trust and/or its shares under the securities or "Blue-Sky" laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Trust's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

         The Plan states that while it is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

         The Plan defines as the Trust's Independent Trustees those Trustees who are not "interested persons" of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Trust's Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Trust and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Trust. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

         The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended. Specifically, but without limitation, the provisions of Part IV shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of the Trust.

Payments Under the Plan

         During the fiscal years ended June 30, 2001, 2000 and 1999 payments were made only under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation. During those periods, no payments were made under Part III or Part IV of the Plan.

Payments to Qualified Recipients

         During the fiscal year ended June 30, 2001, $553,355 was paid to Qualified Recipients under Part I of the Plan, and $26,234 was paid to Qualified Recipients under Part II. Of these amounts, $24,962 and $12,095, respectively, were paid as compensation to the Distributor and $528,393 and $14,139, respectively, were paid as compensation to other Qualified Recipients, most of whom are broker/dealers.

Shareholder Services Plan

         The Trust has adopted a Shareholder Services Plan (the "Services Plan") to provide for the payment with respect to Class C Shares and Class I Shares of the Trust of "Service Fees" within the meaning of the Conduct Rules of the National Association of Securities Dealers, Inc. The Services Plan applies only to the Class C Shares and Class I Shares of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

Provisions for Level-Payment Class Shares (Part I)

         As used in Part I of the Services Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Trust, who have, pursuant to written agreements with the Trust or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Management Corporation or any successor serving as sub-adviser or administrator of the Trust.

         Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Trust represented by the Level-Payment Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor.

         During the fiscal year ended June 30, 2001, $8,745 was paid to the Distributor under Part I of the Plan. All of such payments were for compensation.

Provisions for Financial Intermediary Class Shares (Part II)

         As used in Part II of the Services Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Trust, who have, pursuant to written agreements with the Trust or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Management Corporation or any successor serving as sub-adviser or administrator of the Trust.

         Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Trust represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following:
(a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. No Class I Shares were outstanding during the year ended June 30, 2001.

General Provisions

         While the Services Plan is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters: (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust to the Distributor paid or accrued during such quarter. In addition, if any Qualified Recipient is an "affiliated person," as that term is defined in the 1940 Act, of the Trust, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         The Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not "interested persons" (as defined in the 1940 Act) of the Trust and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the "Independent Trustees"), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.

         The Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.

         While the Services Plan is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Codes of Ethics


         The Trust, the Manager, the Sub-Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes permit personnel of these organizations who are subject to the codes to purchase securities, including the types of securities in which the Trust invests, but only in compliance with the provisions of the codes.

Transfer Agent, Custodian and Auditors

     The Trust's Shareholder Servicing Agent (transfer agent) is PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809.

     The Trust's Custodian, Bank One Trust Company, N.A., 100 East Broad Street, Columbus, Ohio 43271, is responsible for holding the Trust's assets.

     The Trust's auditors, KPMG LLP, 757 Third Avenue, New York, New York, 10017, perform an annual audit of the Trust's financial statements.

                    Brokerage Allocation and Other Practices

         During the fiscal years ended June 30, 2001, 2000 and 1999, all of the Fund's transactions were principal transactions and no brokerage commissions were paid.

          The following provisions regarding brokerage allocation and other practices relating to purchases and sales of the Trust's securities are contained in the Sub-Advisory Agreement. It provides that the Sub-Adviser shall select such broker/dealers ("dealers") as shall, in the Sub-Adviser's judgment, implement the policy of the Trust to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Sub-Adviser shall cause the Trust to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Sub-Adviser determines that better price or execution may be obtained by paying such commissions; the Trust expects that most transactions will be principal transactions at net prices and that the Trust will incur little or no brokerage costs. The Trust understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Sub-Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Sub-Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Sub-Adviser's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Sub-Adviser is authorized, in making such allocation, to consider (i) whether a dealer has provided research services, as further discussed below; and
(ii) whether a dealer has sold shares of the Trust. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Trust recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Trust and may be used for the benefit of the Sub-Adviser or its other clients.

                                  Capital Stock

         The Trust has four classes of shares.

         * Front-Payment Class Shares ("Class A Shares") are offered to anyone at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.0% of the public offering price, with lower rates for larger purchases. Class A Shares are subject to a fee under the Trust's Distribution Plan at the rate of 0.15 of 1% of the average annual net assets represented by the Class A Shares.

         * Level-Payment Class Shares ("Class C Shares") are offered to anyone at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a contingent deferred sales charge ("CDSC"); this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made.

         *Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.

         *Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. has entered into sales agreements, and are not offered directly to retail customers. Class I Shares are offered at net asset value with no sales charge and no redemption fee or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares, currently
         0.10 of 1% of such net assets, and a services fee of 0.25 of 1% of such assets.

         The Trust's four classes of shares differ in their different sales charge structures and ongoing expenses, which are likely to be reflected in differing yields and other measures of investment performance. All four classes represent interests in the same portfolio of Arizona Obligations and have the same rights, except that each class bears the separate expenses, if any, of its participation in the Distribution Plan and Shareholder Services Plan and has exclusive voting rights with respect to such participation.

         At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment, whether or not affecting the rights of the shareholders, may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of the Trust, except that the Trust's Board of Trustees may change the name of the Trust.

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share represents an equal proportionate interest in the Trust with each other share of its class; shares of the respective classes represent proportionate interests in the Trust in accordance with their respective net asset values. Upon liquidation of the Trust, shareholders are entitled to share pro-rata in the net assets of the Trust available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Trust's classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Trust may create additional classes of shares, which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). Shares are fully paid and non-assessable, except as set forth in the next paragraph; the holders of shares have no pre-emptive or conversion rights, except that Class C Shares automatically convert to Class A Shares after being held for six years.

         The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust such as the Trust, may, under certain circumstances, be held personally liable as partners for the obligations of the trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of the Trust is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust does, however, contain an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of the Trust's property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Trust itself would be unable to meet its obligations. In the event the Trust had two or more Series, and if any such Series were to be unable to meet the obligations attributable to it (which, as is the case with the Trust, is relatively remote), the other Series would be subject to such obligations, with a corresponding increase in the risk of the shareholder liability mentioned in the prior sentence.

                   Purchase, Redemption, and Pricing of Shares

         The following supplements the information about purchase, redemption and pricing of shares set forth in the Prospectus.

Sales Charges for Purchases of $1 Million or More of Class A  Shares

     You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares include:

          (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

          (ii) Class A Shares issued to a single purchaser in a single purchase when the value of the purchase, together with the value of the purchaser's other CDSC Class A Shares and Class A Shares on which a sales charge has been paid, equals or exceeds $1 million.

         See "Special Dealer Arrangements" for other circumstances under which Class A Shares are considered CDSC Class A Shares. CDSC Class A Shares do not include: (i)Class A Shares purchased without a sales charge as described under "General" below and (ii)Class A Shares purchased in transactions of less than $1 million when certain special dealer arrangements are not in effect under "Certain Investment Companies" set forth under "Reduced Sales Charges," below.

Broker/Dealer Compensation - Class A Shares

         Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.

Redemption of CDSC Class A Shares

         If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you must pay a special contingent deferred sales charge upon redemption.

         You will pay 1% of the shares' redemption or purchase value, whichever is less, if you redeem within the first two years after purchase, and 0.50 of 1% of that value if you redeem within the third or fourth year.

         This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent (see "Reduced Sales Charges for Certain Purchases of Class A Shares"). This special charge will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares or to CDSC Class A Shares held for longer than four years. When redeeming shares, the Agent will redeem the CDSC Class A Shares held the longest, unless otherwise instructed. If you own both CDSC and non-CDSC Class A Shares, the latter will be redeemed first.

         The Trust will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the four-year holding period will end on the first business day of the 48th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be one month less than the full 48 depending on when your actual purchase was made. If you exchange your CDSC Class A Shares for shares of an Aquila money-market fund (see "Exchange Privilege" below), running of the 48-month holding period for those exchanged shares will be suspended.

Broker/Dealer Compensation - CDSC Class A Shares

The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares as follows:

                                                  Amount Distributed
                                                  to Broker/Dealer as
                                                  a % of Purchase
Amount of Purchase                                Price

$1 million but less than $2.5 million             1%

$2.5 million but less than $5 million             0.50 of 1%

$5 million or more                                0.25 of 1%


Reduced Sales Charges for Certain Purchases of Class A Shares


         Right of Accumulation

         "Single purchasers" may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of Class A Shares previously purchased with a sales charge, together with Class A Shares of your subsequent purchase, also with a sales charge, amounts to $25,000 or more.

         Letters of Intent

         "Single purchasers" may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, within a thirteen month period, Class A Shares of the Trust through a single selected dealer or the Distributor. Class A Shares of the Trust which you previously purchased within 90 days prior to the Distributor's receipt of your Letter of Intent and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see the Letter of Intent provisions of the New Account Application.

         General

         Class A Shares may be purchased without a sales charge by:

     *    the Trust's Trustees and officers,

     * the directors, officers and certain employees, retired employees and representatives of the Manager, Sub-Adviser and Distributor and their parents and/or affiliates,

     *    selected dealers and brokers and their officers and employees,

     * certain persons connected with firms providing legal, advertising or public relations assistance,

     * certain family members of, and plans for the benefit of, the foregoing, and

     * plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases.

          Except for the last category, purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.

          Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Trust is a party.

         The Trust permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups.

         A qualified group is a group or association, or a category of purchasers who are represented by a fiduciary, professional or other representative, including a registered broker-dealer that is acting as a registered investment adviser or certified financial planner for investors participating in comprehensive fee programs (but not any other broker-dealer), which

     (i) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares;

     (ii) gives  its  endorsement  or  authorization   (if  it  is  a  group  or
          association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and

     (iii)complies with the conditions of purchase that make up an agreement between the Trust and the group, representative or broker or dealer.

         At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.

         Certain Investment Companies

         Class A Shares of the Trust may be purchased without sales charge from proceeds of a redemption, made within 120 days prior to such purchase, of shares of an investment company (not a member of the Aquilasm Group of Funds) on which a sales charge, including a contingent deferred sales charge, has been paid. Additional information is available from the Distributor.

         To qualify, follow these special procedures:

     1. Send a completed New Account Application and payment for the shares to be purchased directly to the Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017-2513. Do not send this material to the address indicated on the New Account Application.



     2. Your completed New Account Application must be accompanied by evidence satisfactory to the Distributor that you, as the prospective shareholder, have made a qualifying redemption in an amount at least equal to the net asset value of the Class A Shares to be purchased.

          Satisfactory evidence includes a confirmation of the date and the amount of the redemption from the investment company, its transfer agent or the investor's broker or dealer, or a copy of the investor's account statement with the investment company reflecting the redemption transaction.

     3. Complete and return to the Distributor a Transfer Request Form, which is available from the Distributor.

         The Trust reserves the right to alter or terminate this privilege at any time without notice. The Prospectus will be supplemented to reflect such alteration or termination.

Special Dealer Arrangements

         The Distributor (not the Trust) will pay to any dealer with which it has made prior arrangements and which effects a purchase of Class A Shares of the Trust from the proceeds of a qualifying redemption of the shares of an investment company (not a member of the Aquilasm Group of Funds) up to 1% of the purchase. The shareholder, however, will not be subject to any sales charge.

         Dealer payments will be made in up to 4 payments of 0.25 of 1% of the proceeds over a four-year period. The first payment will be made subsequent to receipt of the proper documentation detailed above. Future payments, over the remaining years, will be made at the end of the quarter of the anniversary month that the purchase of Class A Shares took place, with respect to any part of the investment that remains in the Trust during the entire time period. No payments will be made with respect to any shares redeemed during the four-year period.

Additional Compensation for Broker/Dealers


         The Distributor may compensate broker/dealers, above the normal sales commissions, in connection with sales of any class of shares. However, broker/dealers may receive levels of compensation which differ as between classes of share sold.

         The Distributor, not the Trust, will pay these additional expenses. Therefore, the price you pay for shares and the amount that the Trust receives from your payment will not be affected.

         Additional compensation may include full or partial payment for:

     *    advertising of the Trust's shares;

     * payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives; and/or

     * other prizes or financial assistance to broker/dealers conducting their own seminars or conferences.

         Such compensation may be limited to broker/dealers whose representatives have sold or are expected to sell significant amounts of the Trust's shares. However, broker/dealers may not use sales of the Trust's shares to qualify for additional compensation to the extent such may be prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc.

         The cost to the Distributor of such promotional activities and such payments to participating dealers will not exceed the amount of the sales charges in respect of sales of all classes of shares of the Trust effected through such participating dealers, whether retained by the Distributor or reallowed to participating dealers. Any of the foregoing payments to be made by the Distributor may be made instead by the Manager out of its own funds, directly or through the Distributor.

Automatic Withdrawal Plan

         You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares or Class Y Shares of the Trust having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares or Class I Shares.

         Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of Class A Shares to make payments under the Automatic Withdrawal Plan will give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the New Account Application.

         Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.

Share Certificates

         You may obtain Share certificates for full Class A Shares only if you make a written request to the Agent. All share certificates previously issued by the Trust represent Class A Shares. If you lose the certificates, you may incur delay and expense when redeeming shares or having the certificates reissued.

         Share certificates will not be issued:

     *    for fractional Class A Shares;

     * if you have selected Automatic Investment or Telephone Investment for Class A Shares; or

     * if you have selected Expedited Redemption. However, if you specifically request, Class A Share certificates will be issued with a concurrent automatic suspension of Expedited Redemption on your account.

         Share certificates will not be issued for Class C Shares, Class Y Shares or Class I Shares.

Reinvestment Privilege

         If you reinvest proceeds of redemption within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

         The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.

         Reinvestment will not alter the tax consequences of your original redemption.

Exchange Privilege

         There is an exchange privilege as set forth below among this Trust, certain tax-free municipal bond funds and equity funds (together with the Trust, the "Bond or Equity Funds") and certain money-market funds (the "Money-Market Funds"), all of which are sponsored by Aquila Management Corporation and Aquila Distributors, Inc., and have the same Manager or Administrator and Distributor as the Trust. All exchanges are subject to certain conditions described below. As of the date of this SAI, the Aquila-sponsored Bond or Equity Funds are this Trust, Aquila Rocky Mountain Equity Fund, Aquila Cascadia Equity Fund, Hawaiian Tax-Free Trust, Tax-Free Trust of Oregon, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Fund For Utah and Narragansett Insured Tax-Free Income Fund; the Aquila Money-Market Funds are Capital Cash Management Trust, Capital Cash U.S. Government Securities Trust, Pacific Capital Cash Assets Trust (Original Shares), Pacific Capital Tax-Free Cash Assets Trust (Original Shares) and Pacific Capital U.S. Government Securities Cash Assets Trust (Original Shares).


         Generally, you can exchange shares of a given class of a Bond or Equity Fund including the Trust for shares of the same class of any other Bond or Equity Fund, or for shares of any Money-Market Fund, without the payment of a sales charge or any other fee, and there is no limit on the number of exchanges you can make from fund to fund. This exchange privilege is available to Class I Shares to the extent that other Aquila-sponsored funds are made available to its customers by a financial intermediary. All exchanges of Class I Shares must be made through your financial intermediary. The following important information should be noted:

         (1) CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.

         If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.

         (2) Extension of Holding Periods by Owning Money-Market Funds. Any period of 30 days or more during which Money-Market Fund shares received on an exchange of CDSC Class A Shares or Class C Shares are held is not counted in computing the applicable holding period for CDSC Class A Shares or Class C Shares.

         (3) Originally Purchased Money-Market Fund Shares. Shares of a Money-Market Fund (and any shares acquired as a result of reinvestment of dividends and/or distributions on these shares) acquired directly in a purchase (or in exchange for Money-Market Fund shares that were themselves directly purchased), rather than in exchange for shares of a Bond or Equity Fund, may be exchanged for shares of any class of any Bond or Equity Fund that the investor is otherwise qualified to purchase, but the shares received in such an exchange will be subject to the same sales charge, if any, that they would have been subject to had they been purchased rather than acquired in exchange for Money-Market Fund shares. If the shares received in exchange are shares that would be subject to a CDSC if purchased directly, the holding period governing the CDSC will run from the date of the exchange, not from the date of the purchase of Money-Market Fund shares.

         This Trust, as well as the Money-Market Funds and other Bond or Equity Funds, reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Trust may also modify or terminate this exchange privilege at any time. In the case of termination, the Prospectus will be appropriately supplemented. No such modification or termination shall take effect on less than 60 days' written notice to shareholders.

         All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

         The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange telephone:

                             800-437-1000 toll free

         Note: The Trust, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

         Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares, unless a sales charge is to be deducted in connection with an exchange of shares, in which case the exchange price of shares of a Bond or Equity Fund will be their public offering price. Prices for exchanges are determined in the same manner as for purchases of the Trust's shares.

         An exchange is treated for Federal tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged and the holding period; no representation is made as to the deductibility of any such loss should such occur.

         Dividends paid by the Money-Market Funds are taxable, except to the extent that a portion or all of the dividends paid by Pacific Capital Tax-Free Cash Assets Trust (a tax-free money-market fund) are exempt from regular Federal income tax, and to the extent that a portion or all of the dividends paid by Pacific Capital U.S. Government Securities Cash Assets Trust and Capital Cash U.S. Government Securities Trust (which invest in U.S. Government obligations) are exempt from state income taxes. Dividends paid by Aquila Rocky Mountain Equity Fund and Aquila Cascadia Equity Fund are taxable. If your state of residence is not the same as that of the issuers of obligations in which a tax-free municipal bond fund or a tax-free money-market fund invests, the dividends from that fund may be subject to income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of such a bond fund or a tax-free money-market fund under the exchange privilege arrangement.

         If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

Conversion of Class C Shares

         Conversion of Class C Shares into Class A Shares will be effected at relative net asset values on the first business day of the month following that in which the sixth anniversary of your purchase of the Class C Shares occurred, except as noted below. Accordingly, the holding period applicable to your Class C Shares may be up to one month more than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila-sponsored Bond or Equity Funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Trust or of another of the Aquila Bond or Equity Funds. The six-year holding period will be suspended by one month for each period of thirty days during which you hold shares of a Money- Market Fund you have received in exchange for Class C Shares under the Exchange Privilege.

"Transfer on Death" ("TOD") Registration (Not Available for Class I Shares)

         Each of the funds in the Aquilasm Group of Funds now permits registration of its shares in beneficiary form, subject to the funds' rules governing Transfer on Death ("TOD") registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a "TOD State"; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of the Trust in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration; both are available from the Agent. The Rules, which are subject to amendment upon 60 days' notice to TOD account owners, contain important information regarding TOD accounts with the Trust; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares' not being transferred to your designated beneficiaries. If you open a TOD account with the Trust that is otherwise acceptable but, for whatever reason, neither the Trust nor the Agent receives a properly completed TOD Registration Request Form from you prior to your death, the Trust reserves the right not to honor your TOD designation, in which case your account will become part of your estate.

          You are eligible for TOD registration only if, and as long as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Trust may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Trust reserves the right not to honor your TOD designation. At the date of this SAI, most states are TOD States.

Computation of Net Asset Value

         The net asset value of the shares of each of the Trust's classes is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open, by dividing the value of the Trust's net assets allocable to each class by the total number of its shares of such class then outstanding. Securities having a remaining maturity of less than sixty days when purchased and securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. All other portfolio securities are valued at the mean between bid and asked quotations which, for Arizona Obligations, may be obtained from a reputable pricing service or from one or more broker/dealers dealing in Arizona Obligations, either of which may, in turn, obtain quotations from broker/dealers or banks which deal in specific issues. However, since Arizona Obligations are ordinarily purchased and sold on a "yield" basis by banks or dealers which act for their own account and do not ordinarily make continuous offerings, quotations obtained from such sources may be subject to greater fluctuations than is warranted by prevailing market conditions. Accordingly, some or all of the Arizona Obligations in the Trust's portfolio may be priced, with the approval of the Trust's Board of Trustees, by differential comparisons to the market in other municipal bonds under methods which include consideration of the current market value of tax-free debt instruments having varying characteristics of quality, yield and maturity. Any securities or assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. In the case of Arizona Obligations, such procedures may include "matrix" comparisons to the prices for other tax-free debt instruments on the basis of the comparability of their quality, yield, maturity and other special factors, if any, involved. With the approval of the Trust's Board of Trustees, the Adviser may at its own expense and without reimbursement from the Trust employ a pricing service, bank or broker-dealer experienced in such matters to perform any of the above described functions.

Reasons for Differences in Public Offering Price

         As described herein and in the Prospectus, there are a number of instances in which the Trust's Class A Shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. (See the table of sales charges in the Prospectus.) The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; and (ii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons ("single purchasers") for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

         The reasons for the other instances in which there are reduced or eliminated sales charges for Class A Shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales without sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and/or since such sales may encourage incentive, responsibility and interest and an identification with the aims and policies of the Trust. Limited reinvestments of redemptions of Class A Shares and Class C Shares at no sales charge are permitted to attempt to protect against mistaken or incompletely informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Trust receives the net asset value per share of all shares sold or issued.

Limitation of Redemptions in Kind

         The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Trust during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Trust will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Per Share" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

                           Additional Tax Information

Certain Exchanges

         If you incur a sales commission on a purchase of shares of one mutual fund (the original fund) and then sell such shares or exchange them for shares of a different mutual fund without having held them at least 91 days, you must reduce the tax basis for the shares sold or exchanged to the extent that the standard sales commission charged for acquiring shares in the exchange or later acquiring shares of the original fund or another fund is reduced because of the shareholder's having owned the original fund shares. The effect of the rule is to increase your gain or reduce your loss on the original fund shares. The amount of the basis reduction on the original fund shares, however, is added on the investor's basis for the fund shares acquired in the exchange or later acquired.

Tax Status of the Trust

         During its last fiscal year, the Trust qualified as a "regulated investment company" under the Internal Revenue Code and intends to continue such qualification. A regulated investment company is not liable for federal income taxes on amounts paid by it as dividends and distributions.

         The Code, however, contains a number of complex qualifying tests. Therefore, it is possible, although not likely, that the Trust might not meet one or more of these tests in any particular year. If the Trust fails to qualify, it would be treated for tax purposes as an ordinary corporation. As a consequence, it would receive no tax deduction for payments made to shareholders and would be unable to pay dividends and distributions which would qualify as "exempt-interest dividends" or "capital gains dividends."

Tax Effects of Redemptions

         Normally, when you redeem shares of the Trust you will recognize capital gain or loss measured by the difference between the proceeds received in the redemption and the amount you paid for the shares. If you are required to pay a contingent deferred sales charge at the time of redemption, the amount of that charge will reduce the amount of your gain or increase the amount of your loss as the case may be. Your gain or loss will be long-term if you held the redeemed shares for over one year and short-term if for a year or less. Long-term capital gains are currently taxed at a maximum rate of 20% and short-term gains are currently taxed at ordinary income tax rates. However, if shares held for six months or less are redeemed and you have a loss, two special rules apply: the loss is reduced by the amount of exempt-interest dividends, if any, which you received on the redeemed shares, and any loss over and above the amount of such exempt-interest dividends is treated as a long-term loss to the extent you have received capital gains dividends on the redeemed shares.

Tax Effect of Conversion

         When Class C Shares automatically convert to Class A Shares, approximately six years after purchase, you will recognize no gain or loss. Your adjusted tax basis in the Class A Shares you receive upon conversion will equal your adjusted tax basis in the Class C Shares you held immediately before conversion. Your holding period for the Class A Shares you receive will include the period you held the converted Class C Shares.

                                  Underwriters

         Aquila Distributors, Inc. acts as the Trust's principal underwriter in the continuous public offering of all of the Trust's classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. Payments of the amounts listed below for the fiscal year ended June 30, 2001 were as follows:


Name of           Net Under-        Compensation     Brokerage         Other
Principal         writing           on Redemptions   Commissions       Compen-
Underwriter       Discounts         and                                sation
                  And               Repurchases
                  Commissions

Aquila             $218,557         None             None              None(*)
Distributors
Inc.

(*) Amounts paid to the Distributor under the Trust's Distribution Plan are for compensation.


                                   Performance

         As noted in the Prospectus, the Trust may from time to time quote various performance figures to illustrate its past performance.

         Performance quotations by investment companies are subject to rules of the Securities and Exchange Commission ("SEC"). These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Trust be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Trust are based on these standardized methods and are computed separately for each of the Trust's classes of shares. Each of these and other methods that may be used by the Trust are described in the following material. Prior to April 6, 1996, the Trust had outstanding only one class of shares, which are currently designated "Class A Shares." On that date the Trust began to offer shares of two other classes, Class C Shares and Class Y Shares. During some of the historical periods listed below, there were no Class C Shares or Class Y Shares outstanding. Class I Shares were first offered on January 31, 1998 and none were outstanding during the periods listed.

Total Return

         Average annual total return is determined by finding the average annual compounded rates of return over 1-, 5- and 10- year periods and a period since the inception of the operations of the Trust (on June 16, 1986) that would equate an initial hypothetical $1,000 investment in shares of each of the Trust's classes to the value such an investment would have if it were completely redeemed at the end of each such period.

         In the case of Class A Shares, the calculation assumes the maximum sales charge is deducted from the hypothetical initial $1,000 purchase. In the case of Class C Shares, the calculation assumes the applicable contingent deferred sales charge ("CDSC") imposed on a redemption of Class C Shares held for the period is deducted. In the case of Class Y Shares, the calculation assumes that no sales charge is deducted and no CDSC is imposed. For all classes, it is assumed that on each reinvestment date during each such period any capital gains are reinvested at net asset value, and all income dividends are reinvested at net asset value, without sales charge (because the Trust does not impose any sales charge on reinvestment of dividends for any class). The computation further assumes that the entire hypothetical account was completely redeemed at the end of each such period.

         Investors should note that the maximum sales charge (4%) reflected in the following quotations for Class A Shares is a one time charge, paid at the time of initial investment. The greatest impact of this charge is during the early stages of an investment in the Trust. Actual performance will be affected less by this one time charge the longer an investment remains in the Trust. Sales charges at the time of purchase are payable only on purchases of Class A Shares of the Trust.

Average Annual Compounded Rates of Return for the Periods Ended June 30, 2001:

                   Class A Shares     Class C Shares        Class Y Shares

One Year            4.02%               6.25%                 8.35%

Five Years          4.69%               4.64%                 6.11%

Ten Years           5.88%               N/A                   N/A

Since
inception on
March 13, 1986      6.58%               4.60%(1)              6.02%(1)

(1) Period from April 1, 1996 (inception of class) through June 30, 2001.

         These figures were calculated according to the following SEC formula:

                              P(1+T)n  = ERV
where

         P        =        a hypothetical initial payment of $1,000

         T        =        average annual total return

         n        =        number of years

         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- and 10-year periods or the period since inception, at the end of each such period.

         The Trust may quote total rates of return in addition to its average annual total return for each of its classes of shares. Such quotations are computed in the same manner as the Trust's average annual compounded rate, except that such quotations will be based on the Trust's actual return for a specified period as opposed to its average return over the periods described above.

Total Return for the Periods Ended June 30, 2001:

                  Class A Shares     Class C Shares       Class Y Shares

One Year             4.02%              6.25%                  8.35%

Five Years          25.73%             25.46%                 34.49%

Ten Years           77.02%              N/A                    N/A

Since
inception on
March 13, 1986      165.28%           26.60%(1)              35.94%(1)

(1) Period from April 1, 1996 (inception of class) through June 30, 2001.

Yield
         Current yield reflects the income per share earned by the Trust's portfolio investments. Current yield is determined by dividing the net investment income per share earned for each of the Trust's classes of shares during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of each class during the base period net of fee waivers and reimbursements of expenses, if any.

         The Trust may also quote a taxable equivalent yield for each of its classes of shares which shows the taxable yield that would be required to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. Such yield is computed by dividing that portion of the yield of the Trust (computed as indicated above) which is tax-exempt by one minus the highest applicable combined Federal and Arizona income tax rate (and adding the result to that portion of the yield of the Trust that is not tax-exempt, if any).

         The Arizona and the combined Arizona and Federal income tax rates upon which the Trust's tax equivalent yield quotations are based are 5.04% and 43.77%, respectively. The latter rate reflects currently-enacted Federal income tax law. From time to time, as any changes to such rates become effective, tax equivalent yield quotations advertised by the Trust will be updated to reflect such changes. Any tax rate increases will tend to make a tax-free investment, such as the Trust, relatively more attractive than taxable investments. Therefore, the details of specific tax increases may be used in Trust sales material.

Yield for the 30-day period ended June 30, 2001 (the date of the Trust's most recent audited financial statements):

            Class A Shares       Class C Shares             Class Y Shares

Yield         3.93%                3.24%                      4.24%

Taxable
Equivalent
Yield         6.93%                5.71%                      7.48%

         These figures were obtained using the Securities and Exchange Commission formula:

                                                    a-b
                                 Yield = 2 [( ---- +1) 6 -1]
                                                    cd
         where:

         a = interest earned during the period

         b = expenses accrued for the period (net of waivers and reimbursements)

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends

         d = the maximum offering price per share on the last day of the period


Current Distribution Rate

         Current yield and tax equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts which were or will be paid to the Trust's shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable equivalent distribution rate. The current distribution rate is computed by (i) dividing the total amount of dividends per share paid by the Trust during a recent 30-day period by (ii) the current maximum offering price and by (iii) annualizing the result. A taxable equivalent distribution rate shows the taxable distribution rate that would be required to produce an after-tax distribution rate equivalent to the Trust's current distribution rate (calculated as indicated above). The current distribution rate can differ from the current yield computation because it could include distributions to shareholders from additional sources (i.e., sources other than dividends and interest), such as short-term capital gains.

                                   APPENDIX A
                      DESCRIPTION OF MUNICIPAL BOND RATINGS

Municipal Bond Ratings

         Standard & Poor's. A Standard & Poor's municipal obligation rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

         The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

     I.   Likelihood of default - capacity and  willingness of the obligor as to
          the  timely   payment  of  interest  and  repayment  of  principal  in
          accordance with the terms of the obligation;

     II.  Nature of and provisions of the obligation;

     III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors rights.

         AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Plus (+) or Minus (:): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     Moody's Investors Service. A brief description of the applicable Moody's Investors Service rating symbols and their meanings follows:

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

         Moody's Short Term Loan Ratings. There are four rating categories for short-term obligations, all of which define an investment grade situation. These are designated Moody's Investment Grade as MIG 1 through MIG 4. In the case of variable rate demand obligations (VRDOs), two ratings are assigned; one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When no rating is applied to the long or short-term aspect of a VRDO, it will be designated NR. Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issuer's specific structural or credit features.

         MIG1/VMIG1        This designation denotes best quality. There is
                           present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG2/VMIG2        This designation denotes high quality. Margins of
                           protection are ample although not so large as in the preceding group.

         MIG3/VMIG3        This designation denotes favorable quality. All
                           security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         MIG4/VMIG4        This designation denotes adequate quality. Protection
                           commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk

     . Fitch Investors Service. A brief description of the applicable Fitch Investors Service rating symbols and their meanings follows:

         AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Notes to Long-term and Short-term ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' Long-term rating category, to categories below `CCC', or to Short-term ratings other than `F1'.

`NR' indicates that Fitch does not rate the issuer or issue in question.

`Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are `stable` could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

          Short-Term Obligations. The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                    TAX-FREE TRUST OF ARIZONA
                    PART C: OTHER INFORMATION

     (a) Financial Statements:

            Included in Part A:
               Financial Highlights

            Incorporated by reference into Part B:
                 Report of Independent Auditors
               Statement of Investments as of June 30, 2001
               Statement of Assets and Liabilities as of
                  June 30, 2001
               Statement of Operations for the year ended
                  June 30, 2001
               Statement of Changes in Net Assets for the
                  years ended June 30, 2001 and 2000
               Notes to Financial Statements

            Included in Part C:

               Consent of Independent Auditors
ITEM 23 EXHIBITS

         (a) Amended and Restated Declaration of Trust (i)

         (b) By-laws (v)

          (c) Instruments defining rights of shareholders

          The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share represents an equal proportionate interest in the Trust with each other share of its class; shares of the respective classes represent proportionate interests in the Trust in accordance with their respective net asset values. Upon liquidation of the Trust, shareholders are entitled to share pro-rata in the net assets of the Trust available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Trust's classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Trust may create additional classes of shares, which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). See the Additional Statement for further information about possible additional series. Shares are fully paid and non-assessable, except as set forth under the caption "General Information" in the Additional Statement; the holders of shares have no pre-emptive or conversion rights, except that Class C Shares automatically convert to Class A Shares after being held for six years.

          At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of the Trust except that the Trust's Board of Trustees may change the name of the Trust. The Trust may be terminated (i) upon the sale of its assets to another issuer, or (ii) upon liquidation and distribution of the assets of the Trust, in either case if such action is approved by the vote of the holders of a majority of the outstanding shares of the Trust.

         (d) (a) Advisory and Administration Agreement (iv)

         (d) (b) Sub-Advisory Agreement (iv)

         (e) (a) Distribution Agreement (vi)

         (e) (b) Sales Agreement for Brokerage Firms (iv)

         (e) (c) Sales Agreement for Financial Institutions (iv)

         (e) (d) Sales Agreement for Investment Advisers (iv)

         (f) Not applicable

         (g) Custody Agreement (iv)

         (h) (a) Transfer Agency Agreement (v)

        (i) (i) Opinion of Trust's counsel (iv)

                           (ii) Consent of Trust's counsel (viii)

        (j) Consent of independent public auditors (viii)

        (k) Not applicable

        (l) Not Applicable

        (m) (i) Distribution Plan (iv)

        (m) (ii) Shareholder Services Plan (iv)

        (n) Plan pursuant to Rule 18f-3
               under the 1940 Act (iv)

            (o) Reserved

            (p) Codes of Ethics

(i)      The Trust (vii)
(ii)     The Manager and The Distributor (vii)
(iii)    The Sub-Adviser (vii)


 (i) Filed as an exhibit to Registrant's Post-Effective
      Amendment No. 11 dated January 12, 1996, and incorporated herein by reference.

 (ii) Filed as an exhibit to Registrant's Post-Effective
      Amendment No. 13 dated March 22, 1996 and incorporated herein by reference.

(iii) Filed as an exhibit to Registrant's Post-Effective
      Amendment No. 14 dated October 31, 1996 and incorporated herein by reference.

 (iv) Filed as an exhibit to Registrant's Post-Effective
      Amendment No. 15 dated October 29, 1997 and incorporated herein by reference.

 (v) Filed as an exhibit to Registrant's Post-Effective
      Amendment No. 16 dated October 28, 1999 and incorporated herein by reference.

 (vi) Filed as an exhibit to Registrant's Post-Effective
      Amendment No. 18 dated October 28, 1999 and incorporated herein by reference.

(vii) Filed as an exhibit to Registrant's Post-Effective
      Amendment No. 19 dated October 31, 2000 and incorporated herein by reference.

  (viii) Filed herewith.


ITEM 24. Persons Controlled By Or Under Common Control With
         Registrant

         None

ITEM 25. Indemnification

         Subdivision (c) of Section 12 of Article SEVENTH of Registrant's Supplemental Declaration of Trust Amending and Restating the Declaration of Trust, filed as Exhibit 1 to Registrant's Post-Effective Amendment No. 15 dated July 25, 1996, is incorporated herein by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         ITEM 26. Business and Other Connections of Investment Advisers

          The business and other connections of Aquila Management Corporation, the Fund's Investment Adviser and Administrator is set forth in the prospectus (Part A); the business and other connections of Mr. Lacy B. Herrmann, its controlling shareholder are set forth in the Statement of Additional Information (Part B). For information as to the business, profession, vocation, or employment of a substantial nature of its Directors and officers, reference is made to the Form ADV filed by it under the Investment Advisers Act of 1940.

          Banc One Investment Advisors Corporation, Registrant's investment Sub-Adviser, performs investment advisory services for mutual fund and other clients. For information as to the business, profession, vocation, or employment of a substantial nature of its Directors and officers, reference is made to the Form ADV filed by it under the Investment Advisers Act of 1940.

ITEM 27. Principal Underwriters

(a) Aquila Distributors, Inc. serves as principal underwriter to the following Funds, including the Registrant: Capital Cash Management Trust, Capital Cash U.S. Government Securities Trust, Churchill Tax-Free Fund of Kentucky, Hawaiian Tax-Free Trust, Narragansett Insured Tax- Free Income Fund, Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Tax-Free Fund For Utah, Tax-Free Fund of Colorado, Tax-Free Trust of Arizona, Aquila Rocky Mountain Equity Fund, Aquila Cascadia Equity Fund and Tax-Free Trust of Oregon.

(b) For information about the directors and officers of Aquila Distributors, Inc., reference is made to the Form BD filed by it under the Securities Exchange Act of 1934.

     d) Not applicable.

ITEM 28. Location of Accounts and Records

         All such accounts, books, and other documents are maintained by the Manager, the Sub-Adviser, the custodian, and the transfer agent, whose addresses appear on the back cover pages of the Prospectus and Statement of Additional Information.

  ITEM 29. Management Services

         Not applicable.

ITEM 30. Undertakings

     (a) Not applicable.

     (b) Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 15th day of October, 2001.

                                   TAX-FREE TRUST OF ARIZONA
(Registrant)


                                By /s/ Lacy B. Herrmann
                                   -----------------------------
                                   Lacy B. Herrmann, Chairman of
                                   the Board


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement or Amendment has been signed below by the following persons in the capacities and on the date indicated.


     SIGNATURE                     TITLE                    DATE


/s/Lacy B. Herrmann                                   10/15/2001
 _____________________     Chairman of                ___________
 Lacy B. Herrmann          the Board and Trustee
                          (Principal Executive
                           Officer)



/s/Arthur K. Carlson       Trustee                    10/15/2001
 _____________________                                ___________
Arthur K. Carlson


/s/Thomas W. Courtney      Trustee                    10/15/2001
_____________________                                 ___________
Thomas W. Courtney


/s/William L. Ensign       Trustee                    10/15/2001
_____________________                                 ___________
William L. Ensign


/s/Diana P. Herrmann       Trustee                    10/15/2001
_____________________                                 ___________
Diana P. Herrmann


/s/John C. Lucking         Trustee                    10/15/2001
_____________________                                 ___________
John C. Lucking


/s/Anne J. Mills           Trustee                    10/15/2001
_____________________                                 ___________
Anne J. Mills


/s/Rose F. Marotta      Chief Financial Officer       10/15/2001
_____________________   (Principal Financial and      ___________
Rose F. Marotta            Accounting Officer)

                    TAX-FREE TRUST OF ARIZONA
                          EXHIBIT INDEX

     Exhibit          Exhibit
     Number           Name

    (i) (ii)          Consent of Counsel

    (j)               Consent of auditors